WADDELL & REED
                    FUNDS, INC.
                       Total Return Fund
                       Growth Fund
                       International Growth Fund
                       Asset Strategy Fund
                       Limited-Term Bond Fund
                       Municipal Bond Fund

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1997

WADDELL & REED TOTAL RETURN FUND
MANAGER'S LETTER
MARCH 31, 1997
-----------------------------------------------------------------



Dear Shareholder:
This report relates to the operation of the Total Return Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The past fiscal year proved to be difficult for most equity investments. While the major market indexes experienced significant advances during a majority of the fiscal year, the gains were largely attributable to a limited number of well-capitalized companies that are heavily weighted in the indexes. A relatively small group of stocks in the technology sector experienced above-average performance, while cyclical issues generally experienced poor returns.

The Fund maintained a management style during the past fiscal year consistent with prior years. We continued to focus our investments on companies that we perceived as having the most potential for superior long-term growth, while seeking current income where feasible. The Fund has retained its emphasis on corporations with efficient worldwide distribution systems and companies with significant exports to emerging nations.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining modestly below that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the universe of funds with similar investment objectives (the Lipper Growth and Income Fund Universe Average).

We expect growth prospects to improve during the coming fiscal year. We will continue to invest in companies that are dominant in their particular industries. Current examples of companies that appear to offer attractive investment opportunities include Intel, Gillette, Deere and Caterpillar.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Russell E. Thompson
Manager, Waddell & Reed Funds, Inc. Total Return Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       TOTAL RETURN FUND CLASS B SHARES,
             THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
              AND THE LIPPER GROWTH & INCOME FUND UNIVERSE AVERAGE

                      Total          S & P 500      Lipper
                      Return         Composite      Growth &
                      Fund           Stock          Income Fund
                      Class B        Price          Universe
                      Shares         Index          Average
                      ---------      ---------      ----------
     09/30/92 Purchase10,000         10,000         10,000
     03/31/93         11,147         10,962         11,053
     03/31/94         12,073         11,123         11,395
     03/31/95         12,818         12,855         12,509
     03/31/96         16,503         16,982         16,001
     03/31/97         18,472         20,349         18,490

===== Total Return Fund, Class B Shares (1) (2) -- $18,472
+++++The Standard & Poor's 500 Composite Stock Price Index (1) -- $20,349 ----- Lipper Growth & Income Fund Universe Average (1) -- $18,490

 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Composite Stock Price Index and the Lipper Growth & Income Fund Universe Average (including income) are not available, the investments in the Fund, Index and Lipper Universe were effected as of September 30, 1992.

 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.


         Average Annual Total Return *
                    Class B ** Class Y
         -----------------------------

Year Ended
   3/31/97          8.93%      12.69%
4+ Years Ended
   3/31/97***       14.39%     N/A
Life of
   Class Y ****     N/A        21.42%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3% (1 Year) and 0% (4+ Years).
 ***9/21/92 (the initial offering date) through 3/31/97
****12/29/95 (the date on which Fund Class Y shares were first acquired by investors) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
TOTAL RETURN FUND

PORTFOLIO STRATEGY:
Common stocks and                    OBJECTIVE:   Current income while
securities convertible into             seeking capital
common stocks.                          growth.


Cash Reserves                        STRATEGY:    Invests primarily in common
                                        stocks, or securities convertible into
                                        common stocks, of companies that have a
                                        record of paying regular dividends on
                                        common stock and also have the potential for capital appreciation. (May purchase securities subject to repurchase agreements. May invest in certain options, futures and other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Total Return Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak may allow the Fund the
                                        opportunity to capture profits and
                                        attempt to cushion the impact of market
                                        declines.  The added flexibility
                                        provided by our CASH RESERVES STRATEGY,
                                        when deemed appropriate, may be used in
                                        the management of the portfolio.

                                     FOUNDED:     1992

                                     SCHEDULED DIVIDEND FREQUENCY:    ANNUALLY
                                        (December)

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year ended March 31, 1997
----------------------------------------
CAPITAL GAINS DISTRIBUTION         $0.11
                                      =====

NET ASSET VALUE ON
   3/31/97   $18.18 adjusted to:       $18.29(A)
   3/31/96                            16.34
                                      ------
CHANGE PER SHARE                      $ 1.95
                                      ======

(A)This number includes the capital gains distribution of $0.11 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                                    Average Annual
                                                    Total Return
                                                    ----------------
                                               With Without
                                          CDSC**    CDSC***
                                          ------    -------
Period
------
1-year period ended 3-31-97             8.93%     11.93%
Period from 9-21-92*
  through 3-31-97                       14.39%    14.39%

    *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, Total Return Fund had net assets totaling $317,957,176 invested in a diversified portfolio of:

     89.82%    Common Stocks
     10.18%    Cash and Cash Equivalents




As a shareholder of Total Return Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

       $57.30  Manufacturing Stocks
       10.81   Wholesale and Retail Trade Stocks
       10.18   Cash and Cash Equivalents
       9.06    Finance, Insurance and Real Estate Stocks
       6.83    Services Stocks
       2.98    Transportation, Communication, Electric
           and Sanitary Services Stocks
       1.72    Contract Construction Stocks
       1.12    Agriculture, Forestry and Fisheries Stocks

Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Shares       Value
COMMON STOCKS
Apparel and Accessory Stores - 1.16%
 Gap, Inc. (The)                                    110,500      $  3,701,750

Apparel and Other Textile Products - 0.91%
 Tommy Hilfiger Corporation*                        55,700       2,910,325

Building Materials and Garden Supplies - 0.71%
 Home Depot, Inc. (The)                             42,200       2,257,700

Business Services - 0.99%
 Electronic Data Systems Corporation                59,700       2,410,388
 Manpower Inc.                                      20,500       738,000
   Total                                                         3,148,388

Chemicals and Allied Products - 17.13%
 Abbott Laboratories                                60,700       3,406,788
 Air Products and Chemicals, Inc.                   63,500       4,310,062
 Amgen Inc.*                                        55,400       3,102,400
 Avon Products, Inc.                                27,500       1,443,750
 BetzDearborn Inc.                                  44,400       2,802,750
 Colgate-Palmolive Company                          33,100       3,297,588
 Crompton & Knowles Corporation                     43,500       848,250
 Dow Chemical Company (The)                         31,800       2,544,000
 du Pont (E.I.) de Nemours and Company              55,200       5,851,200
 Geon Company (The)                                 40,700       946,275
 IMC Global, Inc.                                   30,400       1,098,200
 Lilly (Eli) and Company                            37,000       3,043,250
 Merck & Co., Inc.                                  38,700       3,260,475
 PPG Industries, Inc.                               69,000       3,726,000
 Pfizer Inc.                                        35,900       3,020,087
 Praxair, Inc.                                      55,200       2,477,100
 Procter & Gamble Company (The)                     33,100       3,806,500
 Union Carbide Corporation                          48,300       2,137,275
 Warner-Lambert Company                             38,600       3,338,900
   Total                                                         54,460,850

Communication - 1.31%
 MCI Communications Corporation                     54,700       1,945,241
 SBC Communications Inc.                            25,400       1,336,675
 360 Communications Company*                        51,500       888,375
   Total                                                         4,170,291


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS(Continued)
Depository Institutions - 4.35%
 BankAmerica Corporation                            27,600       $  2,780,700
 Chase Manhattan Corporation (The)                  30,500       2,855,562
 Citicorp                                           30,400       3,290,800
 First Bank System, Inc.                            27,600       2,014,800
 Norwest Corporation                                62,500       2,890,625
   Total                                                         13,832,487

Electric, Gas and Sanitary Services - 0.32%
 WMX Technologies, Inc.                             33,100       1,013,687

Electronic and Other Electric Equipment - 9.35%
 AMP Incorporated                                   60,700       2,086,562
 Analog Devices, Inc.*                              157,800      3,550,500
 Emerson Electric Co.                               44,200       1,989,000
 General Electric Company                           66,300       6,580,275
 Harman International Industries,
   Incorporated                                     7,980        267,330
 Intel Corporation                                  68,900       9,581,372
 LSI Logic Corporation*                             54,400       1,890,400
 Molex Incorporated, Class A                        33,750       1,177,031
 Rival Company (The)                                69,700       1,511,584
 TRINOVA Corporation                                33,100       1,108,850
   Total                                                         29,742,904

Engineering and Management Services - 0.58%
 Fluor Corporation                                  35,400       1,858,500

Food and Kindred Products - 1.85%
 CPC International Inc.                             27,600       2,263,200
 PepsiCo, Inc.                                      110,500      3,605,063
   Total                                                         5,868,263

Food Stores - 0.46%
 Kroger Co. (The)*                                  29,000       1,471,750

Forestry - 1.12%
 Georgia-Pacific Corporation                        23,500       1,703,750
 Weyerhaeuser Company                               41,400       1,847,475
   Total                                                         3,551,225

Furniture and Home Furnishings Stores - 0.87%
 Circuit City Stores, Inc.                          83,200       2,776,800

General Building Contractors - 0.29%
 Pulte Corporation                                  31,100       909,675


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Shares       Value
COMMON STOCKS(Continued)
General Merchandise Stores - 4.06%
 Dayton Hudson Corporation                          75,800       $  3,164,650
 Federated Department Stores, Inc.*                 45,900       1,508,963
 Kmart Corporation*                                 223,200      2,706,300
 May Department Stores Company (The)                55,200       2,511,600
 Wal-Mart Stores, Inc.                              108,600      3,027,225
   Total                                                         12,918,738

Health Services - 1.61%
 Columbia/HCA Healthcare Corporation                68,000       2,286,500
 Tenet Healthcare Corporation*                      55,200       1,359,300
 Vencor, Incorporated*                              38,600       1,461,975
   Total                                                         5,107,775

Heavy Construction, Excluding Building - 0.25%
 Foster Wheeler Corporation                         22,100       781,788

Industrial Machinery and Equipment - 14.22%
 AGCO Corporation                                   158,200      4,370,275
 Applied Materials, Inc.*                           91,300       4,228,286
 Case Corporation                                   62,200       3,156,650
 Caterpillar Inc.                                   72,500       5,818,125
 cisco Systems, Inc.*                               88,200       4,250,093
 Compaq Computer Corporation*                       19,900       1,524,837
 Deere & Company                                    108,800      4,732,800
 Eaton Corporation                                  27,600       1,956,150
 Harnischfeger Industries, Inc.                     65,500       3,045,750
 Hewlett-Packard Company                            46,900       2,497,425
 Ingersoll-Rand Company                             22,100       964,112
 International Business Machines Corporation        17,100       2,349,113
 New Holland NV*                                    70,700       1,573,075
 Parker Hannifin Corporation                        33,100       1,415,025
 United Technologies Corporation                    44,200       3,326,050
   Total                                                         45,207,766

Instruments and Related Products - 2.53%
 General Motors Corporation, Class H                9,700        526,225
 Guidant Corporation                                53,500       3,290,250
 Medtronic, Inc.                                    44,200       2,751,450
 Xerox Corporation                                  25,700       1,461,687
   Total                                                         8,029,612

Insurance Carriers - 2.18%
 Aetna Inc.                                         38,500       3,306,188
 Oxford Health Plans Inc.*                          62,000       3,630,844
   Total                                                         6,937,032


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS(Continued)
Miscellaneous Manufacturing Industries - 1.01%
 Armstrong World Industries, Inc.                   49,700       $  3,218,075

Miscellaneous Retail - 0.18%
 OfficeMax, Inc.*                                   43,875       570,375

Motion Pictures - 0.89%
 Walt Disney Company (The)                          38,700       2,825,100

Nondepository Institutions - 2.53%
 Federal Home Loan Mortgage Corporation             159,200      4,338,200
 Fannie Mae                                         102,600      3,706,425
   Total                                                         8,044,625

Paper and Allied Products - 0.43%
 International Paper Company                        35,400       1,376,175

Petroleum and Coal Products - 2.35%
 Mobil Corporation                                  22,600       2,952,125
 Royal Dutch Petroleum Company                      16,600       2,905,000
 Tosco Corporation                                  56,700       1,615,950
   Total                                                         7,473,075

Prepackaged Software - 2.76%
 Computer Associates International,
   Inc.                                             31,100       1,209,013
 Microsoft Corporation*                             44,200       4,052,565
 Oracle Systems Corporation*                        91,100       3,512,998
   Total                                                         8,774,576

Primary Metal Industries - 0.77%
 Aluminum Company of America                        35,900       2,441,200

Railroad Transportation - 0.49%
 Union Pacific Corporation                          27,600       1,566,300

Rubber and Miscellaneous Plastics Products - 0.91%
 Goodyear Tire & Rubber Company (The)               55,200       2,884,200

Special Trade Contractors - 1.18%
 Telefonaktiebolaget LM Ericsson,
   Class B,  ADR                                    110,500      3,736,226

Transportation by Air - 0.86%
 AMR Corporation*                                   22,100       1,823,250
 Southwest Airlines Co.                             35,000       774,375
 US Airways Group, Inc.*                            5,000        122,500
   Total                                                         2,720,125


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS(Continued)
Transportation Equipment - 5.84%
 AlliedSignal Inc.                                  38,700       $  2,757,375
 Boeing Company (The)                               35,100       3,461,737
 Chrysler Corporation                               121,500      3,645,000
 Dana Corporation                                   42,000       1,380,750
 General Motors Corporation                         55,200       3,056,700
 Northrop Grumman Corporation                       46,700       3,531,688
 Sundstrand Corporation                             17,200       746,050
   Total                                                         18,579,300

Wholesale Trade -- Durable Goods - 0.56%
 Motorola, Inc.                                     29,600       1,787,100

Wholesale Trade -- Nondurable Goods - 2.81%
 Gillette Company (The)                             103,200      7,494,900
 Safeway Inc.*                                      31,200       1,446,900
   Total                                                         8,941,800

TOTAL COMMON STOCKS - 89.82%                                     $285,595,558
 (Cost: $217,306,032)


                                                    Principal
                                                    Amount in
                                                    Thousands

SHORT-TERM SECURITIES
Communication - 0.60%
 NYNEX Corp.,
   5.58%, 4-22-97                                   $1,905       1,898,799

Depository Institutions - 0.57%
 U.S. Bancorp,
   Master Note                                      1,825        1,825,000

Food and Kindred Products - 0.17%
 General Mills, Inc.,
   Master Note                                      548          548,000

Insurance Agents, Brokers and Service - 1.10%
 Aon Corp.,
   5.36%, 5-12-97                                   3,500        3,478,635

Nondepository Institutions - 3.58%
 Island Finance Puerto Rico Inc.,
   5.26%, 4-10-97                                   5,865        5,857,288
 Whirlpool Financial Corp.,
   5.43%, 4-16-97                                   5,545        5,532,454
   Total                                                         11,389,742

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
TOTAL RETURN FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

SHORT-TERM SECURITIES (Continued)
Petroleum and Coal Products - 0.98%
 Kerr-McGee Credit Corp.,
   5.7%, 4-22-97                                    $3,135       $  3,124,576

Security and Commodity Brokers - 1.41%
 Merrill Lynch & Co., Inc.,
   5.27%, 4-15-97                                   4,485        4,475,808

Textile Mill Products - 0.47%
 Sara Lee Corporation,
   Master Note                                      1,492        1,492,000

Transportation Equipment - 1.71%
 Echlin, Inc.,
   5.37%, 5-9-97                                    5,465        5,434,023

TOTAL SHORT-TERM SECURITIES - 10.59%                             $ 33,666,583
 (Cost: $33,666,583)

TOTAL INVESTMENT SECURITIES - 100.41%                            $319,262,141
 (Cost: $250,972,615)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.41%)               (1,304,965)

NET ASSETS - 100.00%                                             $317,957,176


               See Notes to Schedules of Investments on page 59.

WADDELL & REED GROWTH FUND
MANAGER'S LETTER
MARCH 31, 1997
-----------------------------------------------------------------



Dear Shareholder:

This report relates to the operation of the Growth Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Market conditions during the past fiscal year were unfavorable for investing in small cap stocks. In fact, omitting the performance of Intel and Microsoft (which are truly large cap issues) from the NASDAQ Industrials Index, all benchmark indexes tracking small cap growth underperformed money market returns for the first time since 1994. Following the nearly eighteen percent decline in small cap stocks during the summer of 1996, investors' preferences shifted to large cap and blue chip stocks.

The Fund largely continued to pursue a strategy of investing in companies in healthcare and technology, sectors that continue to exhibit high growth potential. However, the absence of normal seasonal "January effect" improvement in the small cap market caused us to take some long-term gains in our core positions. Additionally, we have emphasized more "measured growth" companies over potential "rapid growth" opportunities.

The strategies and techniques we applied resulted in the performance of the Fund remaining below that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the small companies sector of the stock market (the NASDAQ Industrials Index) and the universe of funds with similar investment objectives (the Lipper Small Company Growth Fund Universe Average). The underperformance of the Fund relative to the indexes resulted from our minimal use of initial public offerings before the summer highs.

As the next fiscal year begins, it appears that expectations for profit growth will continue an ongoing downward reassessment, particularly with the recent interest rate increases by the Federal Reserve. Performance during these periods is normally poor. Nevertheless, it should be kept in mind that declines in this sector are well-advanced and valuations have markedly improved over the past year.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Mark G. Seferovich
Manager, Waddell & Reed Funds, Inc. Growth Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          GROWTH FUND CLASS B SHARES,
                         THE NASDAQ INDUSTRIALS INDEX,
                  AND THE LIPPER GROWTH FUND UNIVERSE AVERAGE

                                                    Lipper
               Growth                               Growth
               Fund,                 Nasdaq          Fund
               Class B               Industrials    Universe
               Shares                Index          Average
               ---------                            ----------   ----------
09/30/92  Purchase    10,000                        10,000  10,000
03/31/93       11,771                11,493         11,177
03/31/94       14,497                12,548         11,674
03/31/95       17,775                12,913         12,694
03/31/96       22,497                16,507         16,254
03/31/97       20,029                16,396         18,130

===== Growth Fund, Class B Shares (1) (2) -- $20,029
***** Nasdaq Industrial Index(1) - $16,396
----- Lipper Growth Fund Universe Average (1) -- $18,130

 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of September 30, 1992.

 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return*
                    Class B**  Class Y
         -----------------------------

Year Ended
   3/31/97          -13.57%    -10.37%
4+ Years Ended
   3/31/97***       16.59%     N/A
Life of
   Class Y ****     N/A        -4.40%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3% (1 Year) and 0% (4+ Years).

 ***9/21/92 (the initial offering date) through 3/31/97
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
GROWTH FUND

PORTFOLIO STRATEGY:
Common stocks and                    OBJECTIVE:   Capital appreciation.
securities convertible
into common stocks.

Cash Reserves                        STRATEGY:    Invests primarily in common
                                        stocks, or securities convertible into
                                        common stocks, of companies that offer
                                        above-average growth potential,
                                        including relatively new or unseasoned
                                        companies.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options, futures and
                                        other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Growth Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak may allow the Fund the
                                        opportunity to capture profits and
                                        attempt to cushion the impact of market
                                        declines.  The added flexibility
                                        provided by our CASH RESERVES STRATEGY,
                                        when deemed appropriate, may be used in
                                        the management of the portfolio.

                                     FOUNDED:     1992

                                     SCHEDULED DIVIDEND FREQUENCY:    ANNUALLY
                                        (December)

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------
CAPITAL GAINS DISTRIBUTION             $0.60
                                       =====

NET ASSET VALUE ON
   3/31/97    $18.16 adjusted to:     $18.76(A)
   3/31/96                             21.00
                                       ------
CHANGE PER SHARE                        $(2.24)
                                       ======

(A)This number includes the capital gains distribution of $0.60 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                        Average Annual Total Return
                                       ----------------------------
                                               With      Without
                                          CDSC**         CDSC***
                                          ------         -------
Period
------
1-year period ended 3-31-97             -13.57%       -10.97%
Period from 9-21-92*
  through 3-31-97                       16.59%        16.59%

    *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, Growth Fund had net assets totaling $198,351,710 invested in a diversified portfolio of:

   78.81%  Common Stocks
   21.19%  Cash and Cash Equivalents

As a shareholder of Growth Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

       $42.24  Services Stocks
       21.19   Cash and Cash Equivalents
       20.92   Manufacturing Stocks
       7.36    Transportation, Communication, Electric
           and Sanitary Services Stocks
       5.18    Finance, Insurance and Real Estate Stocks
       3.11    Wholesale and Retail Trade Stocks

Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value
COMMON STOCKS
Business Services - 20.89%
 America Online, Inc.*                              160,000      $  6,780,000
 CKS Group, Inc.*                                   150,000      3,103,050
 CUC International Inc.*                            150,000      3,375,000
 CompuServe Corporation*                            200,000      1,962,400
 FactSet Research Systems, Inc.*                    175,000      3,390,625
 HBO & Company                                      55,900       2,658,716
 HCIA Inc.*                                         70,000       1,168,090
 Health Management Systems, Inc.*                   84,400       553,833
 IMNET Systems, Inc.*                               100,000      1,481,200
 Mecon, Inc.*                                       120,000      438,720
 PHAMIS, Inc.*                                      110,000      1,980,000
 Parametric Technology Corporation*                 130,000      5,858,060
 SCB Computer Technology, Inc.*                     150,000      2,512,500
 Shared Medical Systems Corporation                 100,000      4,662,500
 Synopsys, Inc.*                                    60,000       1,503,720
   Total                                                         41,428,414

Chemicals and Allied Products - 1.16%
 Watson Pharmaceuticals Inc.*                       64,500       2,297,812

Communication - 6.80%
 COLT Telecom Group plc, ADR*                       75,000       1,439,025
 Cincinnati Bell Inc.                               50,000       2,825,000
 Intermedia Communications of
   Florida, Inc.*                                   150,000      2,475,000
 360 Communications Company*                        200,000      3,450,000
 WorldCom Inc.*                                     150,000      3,290,550
   Total                                                         13,479,575

Electronic and Other Electric Equipment - 2.23%
 Ascend Communications, Inc.*                       50,000       2,040,600
 Atmel Corporation*                                 100,000      2,393,700
   Total                                                         4,434,300

Engineering and Management Services - 1.20%
 Transition Systems, Inc.*                          200,000      2,375,000

Food and Kindred Products - 1.16%
 Tootsie Roll Industries, Inc.                      51,500       2,311,063

Furniture and Home Furnishings Stores - 0.71%
 Williams-Sonoma, Inc.*                             48,750       1,401,562

Health Services - 6.41%
 American Healthcorp, Inc.*                         200,000      2,237,400
 Physicians Resource Group, Inc.*                   200,000      2,650,000
 Quorum Health Group, Inc.*                         100,000      3,093,700
 Vencor, Incorporated*                              125,000      4,734,375
   Total                                                         12,715,475

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS (Continued)
Hotels and Other Lodging Places - 1.23%
 Vail Resorts, Inc.*                                125,500      $  2,447,250

Industrial Machinery and Equipment - 1.85%
 Franklin Electronic Publishers, Inc.*              150,000      1,762,500
 Tractor Supply Company*                            100,000      1,912,500
   Total                                                         3,675,000

Instruments and Related Products - 8.07%
 DePuy, Inc.*                                       150,000      3,281,250
 LUNAR CORPORATION*                                 100,000      3,400,000
 St. Jude Medical, Inc.*                            100,000      3,337,500
 STERIS Corporation*                                150,000      3,665,550
 Target Therapeutics, Inc.*                         35,000       2,314,375
   Total                                                         15,998,675

Insurance Agents, Brokers and Services - 1.13%
 CRA Managed Care, Inc.*                            60,000       2,235,000

Insurance Carriers - 1.92%
 United HealthCare Corporation                      80,000       3,810,000

Miscellaneous Manufacturing Industries - 4.14%
 Blyth Industries, Inc.*                            111,900      4,042,388
 Tiffany & Co.                                      110,000      4,180,000
   Total                                                         8,222,388

Miscellaneous Retail - 0.77%
 Books-A-Million, Inc.*                             15,300       73,624
 MSC Industrial Direct Co., Inc.*                   50,000       1,456,250
   Total                                                         1,529,874

Personal Services - 3.30%
 Block (H&R), Inc.                                  60,000       1,762,500
 Equity Corporation International*                  225,000      4,781,250
   Total                                                         6,543,750

Prepackaged Software - 9.21%
 BMC Software, Inc.*                                50,000       2,303,100
 Broderbund Software, Inc.*                         100,000      2,175,000
 Cerner Corporation*                                150,000      1,950,000
 Dendrite International, Inc.*                      150,000      1,425,000
 Expert Software, Inc.*                             150,000      318,750
 GT Interactive Software Corp.*                     60,000       431,220
 HPR Inc.*                                          160,000      1,780,000
 Intuit Inc.*                                       175,000      4,046,875
 Medic Computer Systems, Inc.*                      200,000      3,212,400
 Premenos Technology Corp.*                         100,000      625,000
   Total                                                         18,267,345

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS (Continued)
Real Estate - 2.13%
 Stewart Enterprises, Inc., Class A                 116,100      $  4,223,137

Stone, Clay and Glass Products - 2.31%
 Department 56, Inc.*                               150,000      2,606,250
 Gentex Corporation*                                100,000      1,981,200
   Total                                                         4,587,450

Trucking and Warehousing - 0.56%
 Heartland Express, Inc.*                           57,733       1,111,360

Wholesale Trade -- Durable Goods - 1.63%
 OmniCare, Inc.                                     137,600      3,233,600

TOTAL COMMON STOCKS - 78.81%                                     $156,328,030
 (Cost: $153,885,493)

                                                    Principal
                                                    Amount in
                                                    Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.16%
 BOC Group PLC (The),
   5.34%, 4-7-97                                    $4,290       4,286,182

 Communication - 2.17%
 NYNEX Corp.,
   5.58%, 4-22-97                                   4,325        4,310,922

 Depository Institutions - 0.11%
 U.S. Bancorp,
   Master Note                                      213          213,000

 Electric, Gas and Sanitary Services - 3.92%
 Carolina Power & Light Co.,
   5.32%, 4-10-97                                   7,780        7,769,653

 Food and Kindred Products - 1.34%
 General Mills, Inc.,
   Master Note                                      46           46,000
 Hercules Inc.,
   5.65%, 4-21-97                                   2,615        2,606,792
   Total                                                         2,652,792


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
GROWTH FUND
MARCH 31, 1997
                                                    Principal
                                                    Amount in
                                                    Thousands    Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Insurance Agents, Brokers and Service - 2.19%
 Aon Corp.,
   5.47%, 4-18-97                                   $4,360       $  4,348,738

 Insurance Carriers - 1.63%
 USAA Capital Corp.,
   5.28%, 4-29-97                                   3,250        3,236,653

 Metal Mining - 1.92%
 BHP Finance (USA) Inc.,
   5.32%, 4-4-97                                    3,820        3,818,306

 Petroleum and Coal Products - 2.42%
 Kerr-McGee Credit Corp.,
   5.7%, 4-22-97                                    4,820        4,803,974

 Textile Mill Products - 0.01%
 Sara Lee Corporation,
   Master Note                                      13           13,000

Total Commercial Paper - 17.87%                                  35,453,220

Municipal Obligations - 2.15%
 California
 Oakland-Alameda County Coliseum Lease Revenue
   Bonds (Oakland Coliseum Project), 1995 Series
   B-1 (Canadian Imperial Bank of Commerce),
   5.42%, 4-10-97                                   4,255        $  4,255,000

TOTAL SHORT-TERM SECURITIES - 20.02%                             $ 39,708,220
 (Cost: $39,708,220)

TOTAL INVESTMENT SECURITIES - 98.83%                             $196,036,250
 (Cost: $193,593,713)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.17%                2,315,460

NET ASSETS - 100.00%                                             $198,351,710


               See Notes to Schedules of Investments on page 59.

WADDELL & REED INTERNATIONAL GROWTH FUND
MANAGER'S LETTER
MARCH 31, 1997
-----------------------------------------------------------------
Dear Shareholder:


This report relates to the operation of the International Growth Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

During the past fiscal year, global inflation remained low and economic growth was varied in different regions of the world. Economic growth accelerated in the U.S. and Great Britain, but remained slow in Continental Europe as the trend of corporate and financial restructuring continued. Japan's economic recovery was driven by a significant acceleration in exports while its domestic economy remained weak due to unresolved structural problems and tighter fiscal policy. Data suggests that Latin American economies are now in recovery. Most Asian economies slowed notably in late 1996, but remained among the fastest growing areas of the world. International investments were impacted by the growing strength of the U.S. Dollar during the past fiscal year relative to most foreign currencies.

Although the manager of the Fund has changed during the past fiscal year, we have largely adhered to consistent investment strategies and techniques. Over the past fiscal year, we concentrated our European investments in quality companies that continued to restructure, as well as in competitive exporters which tend to benefit from the rising U.S. Dollar. We increased our exposure to Latin America as those economies recovered, with particular focus on Brazilian companies involved in market reforms. In the Pacific Basin, we concentrated on Hong Kong companies enjoying strong demand in China. We continued to limit our exposure to Japan, concentrating on a few high-quality blue chips which benefited from the strong U.S. Dollar. Infrastructure stocks were preferred for emerging economies with strong government spending plans.

As charted on the following page, the strategies and techniques we applied during the past fiscal year resulted in the Fund significantly outperforming the securities index that reflects the performance of the securities market in Europe, Asia and the Far East (the Morgan Stanley E.A.FE. Index), and the universe of funds with similar investment objectives (the Lipper International Fund Universe Average).

We expect global inflation to remain subdued as the next fiscal year begins. We believe European economies will recover slightly in the second half of this year. The move toward European unity should continue to dominate public budgets and private consumption. We anticipate continued improvement in Latin America, boosted by progress on privatization and deregulation. The economic outlook for Japan remains clouded by fiscal tightening and unresolved structural problems. We expect the Hong Kong market to appreciate ahead of the July 1st transition to Chinese rule. Hong Kong's economy should be strengthened by higher property prices and increased private consumption. We will continue to take advantage of unique opportunities presented by global deregulation and privatization and retain our primary focus on investing in quality growth stocks.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


Thomas A. Mengel
Manager, Waddell & Reed Funds, Inc. International Growth Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  INTERNATIONAL GROWTH FUND CLASS B SHARES(1),
                        THE MORGAN STANLEY E.A.FE. INDEX
               AND THE LIPPER INTERNATIONAL FUND UNIVERSE AVERAGE

                                 Morgan
               International     Stanley      Lipper
               Growth            E.A.FE.      International
               Fund,             Index        Fund
               Class B           (with net    Universe
               Shares            Dividends)   Average
               ---------         ----------   ----------
09/30/92Purchase      10,000                  10,000   10,000
03/31/93       9,753             10,767       10,747
03/31/94       9,785             13,190       13,649
03/31/95       10,160            13,992       13,397
03/31/96       10,937            15,717       15,561
03/31/97       13,654            15,946       16,853

===== International Growth Fund, Class B (2) (3) -- $13,654
******     Morgan Stanley E.A.FE. Index (with net dividends)(2) - $15,946
*-*-*-*-    Lipper International Fund Universe Average(2) - $16,853

  Past performance is not predictive of future performance. Indexes are unmanaged.

  Comparative performance of International Growth Fund Class B Shares following change in objective.


               International         MSCI    Lipper
               Growth E.A.FE.        International
               Fund,  Index          Fund
               Class B (with net     Universe
               Shares Dividends)     Average
               ---------             ---------      ----------
04/30/95 Purchase     10,000         10,000  10,000
03/31/96        9,965 10,826         11,257
03/31/97       12,442 10,983         12,192

===== International Growth Fund, Class B (3) (4) -- $12,442
******MSCI E.A.FE. Index (with net dividends)(4) - $10,983
*-*-*-*-Lipper International Fund Universe Average(4) - $12,192

  (1) Effective as of 4/20/95, the name of the Fund was changed to Waddell & Reed International Growth Fund and its investment objective was changed to long-term appreciation, with realization of income as a secondary objective. Due to the change in objective, more appropriate indexes have been selected with which to compare the Fund's performance following 4/20/95.
 (2) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of September 30, 1992.
 (3) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.
 (4) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of April 30, 1995.

         Average Annual Total Return*
                    Class B**  Class Y
         -----------------------------

Year Ended
   3/31/97          21.85%     25.93%
4+ Years Ended
   3/31/97***       7.41%      N/A
Aggregate Total
   Return for Life
   of Class Y ****  N/A        21.12%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3% (1 Year) and 0% (4+ Years).
***9-21-92 (the initial offering date) through 3-31-97
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
INTERNATIONAL GROWTH FUND

PORTFOLIO STRATEGY:
Normally at least 80% in    OBJECTIVE: Long-term appreciation
foreign securities.  Not               of capital with current
more than 75% in securities            income as a secondary
in any one country.                    consideration.

Maximum of 15% in currency   STRATEGY: Invests in securities
exchange contracts                     (common or preferred stocks
                                        and/or debt securities) issued
Cash Reserves                           by companies or governments of any
                                        nation, including the United States.
                                        Securities are selected for their
                                        potential to provide long-term growth.
                                        The Fund provides an opportunity to
                                        invest in foreign companies in many
                                        different industries.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options, futures and other hedging
                                        techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the International Growth Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak may allow the Fund the
                                        opportunity to capture profits and
                                        attempt to cushion the impact of market
                                        declines.  The added flexibility
                                        provided by our CASH RESERVES STRATEGY,
                                        when deemed appropriate, may be used in
                                        the management of the portfolio.

                                     FOUNDED:     1992

                                     SCHEDULED DIVIDEND FREQUENCY:    ANNUALLY
                                        (December)

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------
DIVIDEND PAID                      $0.01
                                      =====

NET ASSET VALUE ON
   3/31/97                            $12.40
   3/31/96                            9.94
                                      ------
CHANGE PER SHARE                      $ 2.46
                                      ======

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                 Average Annual Total Return
                                 ---------------------------
                                               With       Without
                                          CDSC**          CDSC***
                                          ------          -------
Period
------
1-year period ended 3-31-97             21.85%         24.85%
Period from 9-21-92*
  through 3-31-97                       7.41%          7.41%

    *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, International Growth Fund had net assets totaling $50,699,347 invested in a diversified portfolio of:

     90.24%    Common Stocks and Warrants
     4.76%     Preferred Stocks
     4.69%     Cash and Cash Equivalents and Open Forward Currency Contracts
     0.31%     Other Government Security

As a shareholder of International Growth Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

     90.24%    Common Stocks and Warrants
     4.76%     Preferred Stocks
     4.69%     Cash and Cash Equivalents and Open Forward Currency Contracts
     0.31%     Other Government Security

Not all holdings will be represented in the portfolio at all times. THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS AND WARRANTS
Argentina - 1.79%
 Capex S.A., Class A (A)                            50,000       $   500,000
 Disco S.A., Sponsored ADR*                         12,500       407,813
   Total                                                         907,813

Australia - 0.92%
 Westpac Banking Corporation Limited (A)            80,000       464,069

Denmark - 0.95%
 Sydbank A/S (A)                                    10,000       483,160

Finland - 1.96%
 Nokia Corporation, Series K (A)                    7,000        417,743
 TT Tieto Oy [Class B] (A)                          7,000        576,149
   Total                                                         993,892

France - 13.31%
 Accor S.A. (A)                                     2,400        349,666
 Banque Nationale de Paris (A)                      13,000       579,090
 Business Objects S.A., ADR*                        30,000       296,250
 Cap Gemini Sogeti S.A. (A)*                        10,000       608,068
 Chargeurs International S.A. (A)*                  6,000        373,925
 Cofidur (A)*                                       9,683        410,465
 Compagnie Generale des Eaux (A)                    2,500        340,636
 Elf Aquitaine S.A. (A)                             4,000        411,078
 GEA Grenobloise d'Electronique et
   d'Automatismes (A)                               10,000       600,232
 Generale de Geophysique S.A. (A)*                  4,500        406,358
 Group Axime (A)*                                   4,000        474,486
 Rhone-Poulenc S.A. (A)*                            20,000       677,888
 Societe Generale (A)                               4,000        468,786
 Societe Industrielle de Transports
   Automobiles S.A. (A)                             1,500        300,027
 Union Financiere de France Banque S.A. (A)         4,044        449,453
   Total                                                         6,746,408

Germany - 4.99%
 CKAG Colonia Konzern AG (A)                        4,000        376,499
 Daimler-Benz AG (A)*                               9,500        759,772
 eff-eff Fritz Fuss GmbH & Co. (A)                  5,000        215,827
 IVG Holding AG (A)                                 9,000        311,871
 Plettac AG (A)                                     2,000        432,854
 Rofin-Sinar Technologies Inc. (A)*                 30,000       431,250
   Total                                                         2,528,073

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value
COMMON STOCKS AND WARRANTS (Continued)
Hong Kong - 5.59%
 China Travel International Investment
   Hong Kong Limited (A)                            670,000      $   322,082
 GZI Transport Limited, Warrants (A)*               130,000      23,152
 Guangdong Corporation Limited (A)                  484,000      415,368
 Guangdong Tannery Ltd. (A)*                        24,200       7,105
 Guangnan Holdings Limited (A)                      250,000      324,244
 HSBC Holdings plc (A)                              25,000       580,735
 Hysan Development Company Limited (A)              80,000       239,521
 JCG Holdings Ltd. (A)                              280,000      220,421
 National Mutual Asia Ltd. (A)                      300,000      313,597
 Tingyi (Cayman Islands) Holding Corp.(A)*          1,776,000    387,343
   Total                                                         2,833,568
Indonesia - 2.31%
 PT Bank NISP, F (A)*                               840,000      384,860
 Pt Steady Safe Transportation
   Service, F (A)                                   283,333      336,335
 Pt United Tractors, F (A)                          150,000      449,836
   Total                                                         1,171,031

Israel - 0.45%
 Check Point Software Technologies Ltd.*            11,000       226,875

Italy - 1.51%
 Industrie Natuzzi S.p.A., ADR                      20,000       477,500
 STET - Societa Financiaria
   Telefonica p.a. (A)                              80,000       289,382
   Total                                                         766,882

Japan - 3.93%
 Daiichi Corporation (A)                            10,000       145,608
 Eisai Co., Ltd. (A)                                15,000       257,240
 NEC Corporation (A)                                30,000       339,751
 Nintendo Corp., Ltd. (A)                           6,000        430,998
 Promise Co., Ltd. (A)                              6,500        272,367
 Tokyo Electron Limited (A)                         16,500       547,242
   Total                                                         1,993,206

Malaysia - 0.83%
 Multi-Purpose Hldgs Bhd (A)                        200,000      419,778

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value
COMMON STOCKS AND WARRANTS (Continued)
Mexico - 2.62%
 Corporacion Industrial Sanluis, S.A.
   de C.V., CPO (A)                                 29,500       $   177,542
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS*                               10,000       158,750
 Gruma, S.A., Class B (A)*                          61,326       299,151
 Grupo Financiero Inbursa, S.A. de
   C.V., Class B (A)                                80,000       282,800
 Grupo Radio Centro, S.A. de C.V., ADR              10,000       86,250
 Grupo Televisa, S.A., GDR*                         13,000       323,375
   Total                                                         1,327,868

Netherlands - 8.66%
 Cap Gemini Sogeti S.A. (A)*                        15,000       544,029
 Fugro N.V. (A)                                     40,000       853,379
 Getronics N.V. (A)                                 15,000       488,026
 Internatio-Muller N.V. (A)                         18,000       550,109
 Koninklijke Boskalis Westminster
   N.V. (A)                                         30,000       598,432
 Koninklijke Pakhoed NV (A)                         15,000       503,227
 Ordina Beheer N.V. (A)*                            7,500        522,028
 Qiagen N.V., ADR*                                  10,000       331,250
   Total                                                         4,390,480

Norway - 3.16%
 Blom ASA (A)                                       15,000       549,765
 Merkantildata A/S (A)                              25,000       565,602
 Schibsted AS (A)                                   24,000       485,061
   Total                                                         1,600,428

Philippines - 1.13%
 Belle Corporation (A)*                             1,000,000    318,786
 Filinvest Development Corporation (A)              900,000      256,167
   Total                                                         574,953

Portugal - 0.72%
 Portugal Telecom, S.A.,
   Ordinary Shares, ADS                             10,000       367,500

Singapore - 0.79%
 Uraco Holdings Limited (A)                         650,000      402,595

Spain - 2.39%
 Abengoa, S.A. (A)*                                 13,113       473,360
 Sociedad General de Aquas de
   Barcelona, S.A. (A)                              10,000       375,141
 Tele Pizza, S.A. (A)*                              8,354        363,654
   Total                                                         1,212,155

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997
                                                    Shares       Value
COMMON STOCKS AND WARRANTS (Continued)
Sweden - 6.95%
 Astra AB, Class A (A)                              10,000       484,218
 Biacore International AB, ADR*                     15,000       273,750
 Biora AB (A)*                                      40,000       422,445
 Bure Investment AB (A)                             20,000       260,375
 Celsius Industrier AB, Class B (A)*                7,000        134,372
 Diligentia AB (A)*                                 9,000        104,615
 Enator AB (A)*                                     12,500       297,239
 Frontec AB, Class B (A)*                           16,000       161,539
 Kinnevik AB, Series B (A)                          6,000        168,181
 Medical Invest Svenska AB (A)*                     16,600       584,383
 Skandia Group Insurance
   Company Ltd. (A)                                 20,000       631,011
   Total                                                         3,522,128

Switzerland - 9.65%
 The Ares-Serono Group, Class B (A)                 600          789,990
 Brauerei Eichhof AG (A)                            120          246,090
 Choco Lindt & Spru AG, Registered (A)              20           386,514
 Ciba Specialty Chemicals Holding Inc.*             501          41,445
 Credit Suisse Group, Registered
   Shares (A)                                       10,000       1,201,251
 Novartis AG (A)*                                   501          622,027
 SMH Swiss Corporation (A)                          760          422,663
 Swisslog Holding AG (A)*                           2,000        709,072
 Zurich Insurance Company (A)                       1,500        472,367
   Total                                                         4,891,419

Taiwan - 1.13%
 Want Want Holdings Ltd.*                           200,000      574,000

Thailand - 1.01%
 Srithai Superware Public Company
   Limited, F (A)                                   102,300      511,894

United Kingdom - 13.49%
 Avis Europe PLC (A)*                               250,000      542,916
 Corporate Services Group plc (A)                   225,000      740,340
 Dr Solomon's Group PLC, ADR*                       42,500       935,000
 Freepages Group plc (A)*                           1,000,000    751,856
 Hays plc (A)                                       60,000       537,980
 JBA Holdings plc (A)                               44,000       528,438
 Johnson Matthey plc (A)                            30,000       269,730
 Michael Page Group plc (A)                         60,000       531,070
 Misys plc (A)                                      30,000       616,950
 Professional Staff plc, ADR*                       65,000       568,750
 Tomkins plc (A)                                    80,000       357,995
 Vodafone Group Plc (A)                             100,000      458,188
   Total                                                         6,839,213

TOTAL COMMON STOCKS AND WARRANTS - 90.24%                        $45,749,388
 (Cost: $41,064,648)
               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                    Shares       Value

PREFERRED STOCKS
Brazil - 3.09%
 Telebras S.A., ADR                                 5,000        $   511,875
 Telecomunicacoes de Sao Paulo S.A.                 2,500,000    635,453
 Telecomunicacoes do Rio de
   Janeiro S.A.*                                    3,000,000    416,706
   Total                                                         1,564,034

Germany - 1.67%
 Marschollek, Lautenschlager und
   Partner AG (A)                                   2,500        524,580
 Moebel Walther AG (A)                              6,000        323,741
   Total                                                         848,321

TOTAL PREFERRED STOCKS - 4.76%                                   $ 2,412,355
 (Cost: $2,112,409)
                                                    Principal
                                                    Amount in
                                                    Thousands
OTHER GOVERNMENT SECURITY - 0.31%
Australia
 Queensland Treasury Corporation,
   12.0%, 5-15-97 (B)                               $A200        $   157,813
 (Cost: $146,778)
                                                    Face
                                                    Amount in
                                                    Thousands
UNREALIZED GAIN ON OPEN                             FORWARD CURRENCY CONTRACTS
- 0.15%
 Deutsche Marks, 4-21-97 (B)                        DM1,458      24,523
 Swiss Francs, 4-21-97 (B)                          SFr1,680     49,265
   Total                                                         $    73,788
                                                    Principal
                                                    Amount in
                                                    Thousands
SHORT-TERM SECURITIES
Depository Institutions - 4.01%
 U.S. Bancorp,
   Master Note                                      $2,032       2,032,000

Food and Kindred Products - 4.17%
 General Mills, Inc.,
   Master Note                                      2,115        2,115,000

Textile Mill Products - 2.57%
 Sara Lee Corporation,
   Master Note                                      1,305        1,305,000

TOTAL SHORT-TERM SECURITIES - 10.75%                             $   5,452,000
 (Cost: $5,452,000)

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
INTERNATIONAL GROWTH FUND
MARCH 31, 1997

                                                                 Value

TOTAL INVESTMENT SECURITIES - 106.21%                            $53,845,344
 (Cost: $48,775,835)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (6.21%)               (3,145,997)

NET ASSETS - 100.00%                                             $50,699,347


               See Notes to Schedules of Investments on page 59.

WADDELL & REED ASSET STRATEGY FUND
FUND MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1997

Dear Shareholder:


This report relates to the operation of the Asset Strategy Fund for the fiscal year ended March 31, 1997. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

The past fiscal year was characterized by modest economic growth, low inflation, and slowing growth rates for U.S. corporate earnings. Interest rates rose during the year overall, and showed substantial volatility. Investor psychology in the equity markets ranged from fear in July to euphoria at the end of 1996 to anxiety during the last fiscal quarter.

Although the managers of the Fund have changed during the past fiscal year, we have adhered to investment strategies and techniques consistent with those of the previous manager. During the past fiscal year, we focused on value and confined our securities purchases to stocks and bonds that were out of favor. This contrarian approach allowed us to minimize risk and was consistent with our belief that market valuations were causing inflated equity prices. We attempted to anticipate changes in sectors and in asset groups that were not popular investment options. U.S. stock indexes achieved all-time high levels and the flow of investments into U.S. equity funds continued to set records. Unfortunately, our relative performance was not good as the financial market environment in the past fiscal year did not favor such a low risk, value-oriented investment approach.

The strategies and techniques we applied resulted in the direction of the Fund's overall performance, and the performance of its holdings in the various categories of securities in which the Fund invests, remaining below that of the indexes charted on the following page due largely to the Fund's low exposure to U.S. stocks. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), the bond market (the Salomon Brothers Broad Investment Grade Bond Index) and the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report, instead of the Lehman Brothers Aggregate Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

We expect the U.S. economy to continue to grow during 1997, with the strongest growth occurring during the first half of the year. The Federal Reserve may take steps to raise short-term interest rates again to combat resulting inflationary pressures. The Fund has worked to lower the duration of its fixed income holdings to offset the impact of anticipated rising interest rates. Our strategy will be to reduce exposure to long-term U.S. Treasury bonds and corporate bonds, and reinvest the proceeds into corporate bonds with shorter maturities and higher yields. This strategy will also diversify risk by reducing exposure to any one particular bond issuer. In addition, we intend to focus on increasing our equity exposure in those U.S. stocks that are expected to have better relative performance in the anticipated economic environment.

Thank you for your continued confidence.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers, Waddell & Reed Funds, Inc. Asset Strategy Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      ASSET STRATEGY FUND CLASS B SHARES,
             THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX,
                   THE LEHMAN BROTHERS AGGREGATE BOND INDEX,
            THE SALOMON BROTHERS BROAD INVESTMENT GRADE DEBT INDEX,
   THE SALOMON BROTHERS SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT,
               AND THE LIPPER FLEXIBLE PORTFOLIO UNIVERSE AVERAGE


                                                    Salomon
                                          Salomon   Brothers
               Asset  S&P 500   Lehman    Brothers  Short-Term   Lipper
            Strategy Composite Brothers     Broad     Index  Flexible
               Fund,  Stock  Aggregate Investment for 1 month  Portfolio Funds
             Class B Price     Bond      Grade     Certificates Universe
              Shares Index     Index     Debt Index  of Deposit  Average
         --------- --------- ---------- ---------- ---------- ----------
5/01/95Purchase 10,000    10,000    10,000    10,000    10,000  10,000
     3/31/96   10,300 12,832    10,925    10,936    10,541    11,320
     3/31/97   10,212 15,377    11,461    11,473    11,122    12,445

     ====      Asset Strategy Fund, Class B Shares (1)(2) -- $10,212
     ++++      The  Standard & Poor's 500 Composite Stock Price Index (1) --
$15,377
     ****      Lehman Brothers Aggregate Bond Index (1) --  $11,461
     -+-+-+    Salomon Brothers Broad Investment Grade Debt Index (1) -- $11,473
     *--*--    Salomon Brothers Short-Term Index for 1 Month Certificates of
Deposit (1) --  $11,122
     ----      Lipper Flexible Portfolio Universe Average (1) -- $12,445

 (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of April 30, 1995.

 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return*
                    Class B**  Class Y
         -----------------------------
Year Ended
   3/31/97          -3.73%     0.05%
1+ Years Ended
   3/31/97***       0.09%      N/A
Life of Class Y ****N/A        1.47%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3%.
***4-20-95 (the initial offering date) through 3-31-97
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
ASSET STRATEGY FUND

Stocks 40%                           OBJECTIVE:   To seek high total return with
(can range from 10-60%)                 reduced risk over the
                                        long term.
Bonds 40%
(can range from 20-60%)              STRATEGY:    Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 20%              instruments, both in the
(can range from 0-70%)                  United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options, futures and
                                        other hedging techniques.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak may allow the Fund the
                                        opportunity to capture profits and
                                        attempt to cushion the impact of market
                                        declines.  The added flexibility
                                        provided by our CASH RESERVES STRATEGY,
                                        when deemed appropriate, may be used in
                                        the management of the portfolio.

                                     FOUNDED:     1995
                                     SCHEDULED DIVIDEND FREQUENCY:
                                             QUARTERLY(March, June, September
                                        and December)

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year ended March 31, 1997
----------------------------------------
DIVIDEND PAID                      $0.21
                                      =====

CAPITAL GAINS DISTRIBUTION         $0.14
                                      =====

NET ASSET VALUE ON
   3/31/97 $9.73 adjusted to:       $9.87(A)
   3/31/96                         10.15
                                      ------
CHANGE PER SHARE                   ($0.28)
                                      ======


 (A)This number includes the capital gains distribution of $0.14 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.

TOTAL RETURN HISTORY

                                                    Aggregate Annual
                                                    Total Return
                                                    ----------------
                                               With Without
                                          CDSC**    CDSC***
                                          ------    -------
Period
------
1-year period ended 3-31-97             -3.73%    -0.86%
Period from 4-20-95*
  through 3-31-97                       0.09%     1.08%

    *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, Asset Strategy Fund had net assets totaling $13,513,706 invested in a diversified portfolio of:

     56.89%    Common Stocks
     22.48%    Corporate Debt Securities
     12.11%    United States Government Securities
     4.37%     Foreign Government Securities
     4.15%     Cash and Cash Equivalents

As a shareholder of Asset Strategy Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

     56.89     Common Stocks
     22.48     Corporate Debt Securities
     12.11     United States Government Securities
     4.37 Foreign Government Securities
     4.15 Cash and Cash Equivalents

Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                                    Shares       Value

COMMON STOCKS
Business Services - 2.53%
 Adaptec Inc.*                                      4,900          $   174,866
 First Data Corporation                             3,200          108,400
 Red Brick Systems, Inc.*                           4,300          59,392
   Total                                                           342,658

Chemicals and Allied Products - 6.80%
 IMC Global, Inc.                                   8,500          307,063
 Nalco Chemical Company                             10,600         396,175
 Praxair, Inc.                                      4,800          215,400
   Total                                                           918,638

Communication - 9.54%
 Cox Communications, Inc.*                          16,000         330,000
 Nokia Corporation, Series A, ADS                   8,500          495,125
 SBC Communications Inc.                            4,300          226,287
 360 Communications Company*                        13,800         238,050
   Total                                                           1,289,462

Electric, Gas and Sanitary Services - 1.90%
 Sonat Inc.                                         4,700          256,150

Food and Kindred Products - 2.26%
 Seagram Company Ltd. (The)                         8,000          306,000

Furniture and Fixtures - 0.67%
 Lear Corporation*                                  2,700          90,112

General Merchandise Stores - 3.70%
 Federated Department Stores, Inc.*                 8,000          263,000
 May Department Stores Company (The)                5,200          236,600
   Total                                                           499,600

Health Services - 2.04%
 Living Centers of America, Inc.*                   8,000          276,000

Heavy Construction, Excluding Building - 2.04%
 Koninklijke Boskalis Westminster N.V. (A)          13,812         275,518

Holding and Other Investment Offices - 1.78%
 LTC Properties, Inc.                               14,500         241,062



                See Notes to Schedule of Investments on page 59.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997
                                                    Shares       Value
COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 5.64%
 AGCO Corporation                                   4,100          $   113,262
 Case Corporation                                   4,800          243,600
 Harnischfeger Industries, Inc.                     3,000          139,500
 Integrated Process Equipment Corp.*                8,800          147,946
 New Holland NV                                     5,300          117,925
   Total                                                           762,233

Instruments and Related Products - 2.41%
 General Motors Corporation, Class H                6,000          325,500

Personal Services - 1.93%
 Equity Corporation International*                  12,300         261,375

Petroleum and Coal Products - 5.13%
 Mobil Corporation                                  1,800          235,125
 Royal Dutch Petroleum Company                      1,300          227,500
 Tosco Corporation                                  8,100          230,850
   Total                                                           693,475

Prepackaged Software - 3.04%
 Maxis, Inc.*                                       25,000         182,800
 Oracle Systems Corporation*                        5,900          227,516
   Total                                                           410,316

Textile Mill Products - 1.19%
 Polymer Group, Inc. *                              12,100         160,325

Transportation by Air - 2.56%
 Delta Air Lines, Inc.                              1,400          117,775
 Southwest Airlines Co.                             10,300         227,888
   Total                                                           345,663

Transportation Equipment - 1.73%
 Sundstrand Corporation                             5,400          234,225

TOTAL COMMON STOCKS - 56.89%                                       $ 7,688,312
 (Cost: $8,037,016)

                                                    Principal
                                                    Amount in
                                                    Thousands

CORPORATE DEBT SECURITIES
Amusement and Recreation Services - 2.49%
 Trump Atlantic City Associates,
   11.25%, 5-1-2006                                 $370           336,700

Chemicals and Allied Products - 2.15%
 The BOC Group, Inc.,
   5.875%, 1-29-2001                                300            290,124

                See Notes to Schedule of Investments on page 59.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 4.42%
 Banco de Inversion y Comercio Exterior S.A.,
   9.375%, 12-27-2000 (C)                           $300           $   302,439
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.5%, 7-1-2000                                   300            294,150
   Total                                                           596,589

Electric, Gas and Sanitary Services - 2.28%
 Compania de Transporte de Energia Electrica
   en Alta Tension TRANSENER Sociedad Anonima,
   9.625%, 7-15-99 (C)                              300            308,250

Electronic and Other Electric Equipment - 1.40%
 VLSI Technology, Inc., Convertible,
   8.25%, 10-1-2005                                 200            189,376

Food and Kindred Products - 2.07%
   Coca-Cola Bottling Co. Consolidated,
   6.85%, 11-1-2007                                 300            279,468

Paper and Allied Products - 3.00%
 Buckeye Cellulose Corporation,
   9.25%, 9-15-2008                                 400            406,000

Primary Metal Industries - 2.23%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-2001 (C)                           300            301,500

Printing and Publishing - 2.44%
 Viacom International, Inc.,
   9.125%, 8-15-99                                  325            329,875

TOTAL CORPORATE DEBT SECURITIES - 22.48%                           $ 3,037,882
 (Cost: $3,112,022)


                See Notes to Schedule of Investments on page 59.

THE INVESTMENTS OF
ASSET STRATEGY FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

FOREIGN GOVERNMENT SECURITIES
 Argentina - 2.26%
 The Republic of Argentina,
   9.25%, 2-23-2001                                 $300           $   306,000

 Mexico - 2.11%
 United Mexican States,
   6.97%, 8-12-2000                                 300            284,619

TOTAL FOREIGN GOVERNMENT SECURITIES - 4.37%                        $   590,619
 (Cost: $589,343)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.125%, 5-31-97                                  850            850,527
   7.25%, 2-15-98                                   60             60,582
   7.125%, 2-29-2000                                60             60,806
   7.5%, 2-15-2005                                  60             62,072
   9.125%, 5-15-2018                                500            601,875

TOTAL UNITED STATES GOVERNMENT SECURITIES - 12.11%                $1,635,862
 (Cost: $1,715,797)

TOTAL SHORT-TERM SECURITIES - 2.40%                                $   324,000
 (Cost: $324,000)

TOTAL INVESTMENT SECURITIES - 98.25%                               $13,276,675
 (Cost: $13,778,178)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.75%                  237,031

NET ASSETS - 100.00%                                               $13,513,706


               See Notes to Schedules of Investments on page 59.

WADDELL & REED LIMITED-TERM BOND FUND
MANAGER'S LETTER
MARCH 31, 1997
---------------------------------------------------------------------------



Dear Shareholder:


This report relates to the operation of the Limited-Term Bond Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The past fiscal year was characterized by stronger than expected economic growth, causing inflation concerns and contributing to generally sub par returns in the fixed income markets. Strong employment growth, combined with a low unemployment rate and above-trend growth in the Gross Domestic Product, created fears of wage inflation and inflation in general. Following strong signs of economic growth during the last half of the fiscal year, the Federal Reserve raised the Federal Funds Rate by a quarter point in March in an effort to slow the growth of the economy.

In response to the prevailing economic conditions, the Fund increased its exposure to mortgage-backed and corporate bonds. Mortgage-backed bonds tend to provide attractive yield and total return characteristics in an environment of gradually rising interest rates. Corporate bonds typically provide superior yield and are attractive during periods of economic growth. We also attempted to maintain an average maturity for the Fund's holdings near the mid point of the two to five year range.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining modestly below that of the indexes charted on the following page. Those indexes generally represent the limited-term sector of the bond market (the Salomon Brothers 1-5 Years Treasury/Government Sponsored/Corporate Bond Index) and the universe of funds with similar investment objectives (the Lipper Short-Intermediate Investment Grade Debt Fund Universe Average). We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report, instead of the Lehman Brothers Mutual Fund Short Investment Grade Debt Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. The Salomon Brothers Index and the Lehman Brothers Index are both presented on the following page in this year's Annual Report for comparison purposes. The Lipper Universe Average to which the Fund was previously assigned, the Lipper Short Investment Grade Debt Fund Universe Average, has been changed by Lipper Analytical Services, Inc. to the above-referenced index.

As the next fiscal year begins, evidence of strong consumer demand suggests that the recent pattern of above-trend U.S. real economic growth will continue. We anticipate that the Federal Reserve will take measures to tighten domestic monetary policy in response to perceived inflationary pressures that may result from continued economic growth, low unemployment and high utilization of production capacity. However, we believe that the Federal Reserve's actions will be restrained due to the continuing strength of the dollar and limited inflationary pressures. We expect to continue our strategy of seeking relative value opportunities in securities offering superior yield characteristics, such as mortgage-backed and corporate bonds. We will also look to lengthen maturities somewhat in order to take advantage of anticipated real interest rate levels.

Thank you very much for your continued support and confidence in our organization.

Respectfully,


W. Patrick Sterner
Manager, Waddell & Reed Funds, Inc. Limited-Term Bond Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     LIMITED-TERM BOND FUND CLASS B SHARES,
       THE LEHMAN BROTHERS MUTUAL FUND SHORT INVESTMENT GRADE DEBT INDEX,
  THE SALOMON BROTHERS 1-5 YEARS TREASURY/GOVERNMENT SPONSORED/CORPORATE BOND
                                     INDEX,
 AND THE LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUND UNIVERSE AVERAGE

                                     Salomon
                                     Brothers       Lipper Short-
               Limited-Lehman        1-5 Years      Intermediate
               Term   Brothers       Treasury/      Investment
               Bond   Mutual Fund    Government     Grade Debt
               Fund,  Short Investment Sponsored/    Fund
               Class BGrade Debt     Corporate      Universe
               Shares Index          Index          Average
               -------- ---------      ---------    ----------
09/30/92Purchase10,00010,000         10,000         10,000
03/31/93       10,206 10,333         10,295         10,277
03/31/94       10,350 10,710         10,573         10,549
03/31/95       10,632 11,264         11,033         10,954
03/31/96       11,419 12,345         11,983         11,920
03/31/97       11,821 13,030         12,601         12,468

===== Limited-Term Bond Fund, Class B Shares (1) (2) -- $11,821
+++++ Lehman Brothers Mutual Fund Short Investment Grade Debt Index (1)  --
$13,030
******** Salomon Brothers 1-5 Years Treasury/ Government Sponsored/ Corporate Index (1) -- $12,601
---------- Lipper Short Intermediate Investment Grade Debt Fund Universe Average (1) -- $12,468

  (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of September 30, 1992.

 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return *
                    Class B**  Class Y
         -----------------------------

Year Ended
   3/31/97          0.55%      4.33%
4+ Years Ended
   3/31/97***       3.84%      N/A
Life of Class Y ****N/A        3.96%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3% (1 Year) and 0% (3+ Years).
 ***9-21-92(the initial offering date) through 3-31-97
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
LIMITED-TERM BOND FUND

PORTFOLIO STRATEGY:
                                     OBJECTIVE:   High level of current income
Dollar-weighted average                 consistent with
maturity of portfolio is                preservation of capital.
between two and five years.

At least 65% investment-grade
bonds.
                                     STRATEGY:    Invests primarily in debt
                                        securities of investment grade,
                                        including debt securities issued or
                                        guaranteed by the U.S. Government or its agencies or instrumentalities, with the portfolio having a dollar-weighted average maturity of not less than two years, but not more than five years. (May purchase securities subject to repurchase agreements. May invest in certain options, futures and other hedging techniques.)

                                     FOUNDED:     1992

                                     SCHEDULED DIVIDEND FREQUENCY:    MONTHLY

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------
DIVIDENDS PAID                     $0.44
                                      =====

CAPITAL GAIN DISTRIBUTION             $0.01
                                      =====

NET ASSET VALUE ON
   3/31/97   $9.90 adjusted to:     $ 9.91(A)
   3/31/96                         10.00
                                      ------
CHANGE PER SHARE                   $(0.09)
                                      ======

(A)This number includes the capital gains distribution of $0.01 paid in December 1996 added to the actual net asset value on March 31, 1997.

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                                    Average Annual
                                                    Total Return
                                                    ----------------
                                               With Without
                                          CDSC**    CDSC***
                                          ------    -------
Period
------
1-year period ended 3-31-97             0.55%     3.52%
Period from 9-21-92*
  through 3-31-97                       3.84%     3.84%

    *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, Limited-Term Bond Fund had net assets totaling $17,875,039 invested in a diversified portfolio of:

     95.64%    Bonds
     4.36%     Cash and Cash Equivalents



As a shareholder of Limited-Term Bond Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

     $60.89                   Corporate Bonds
     32.29                    U.S. Government Securities
     4.36                     Cash and Cash Equivalents
     2.46                     Municipal Bond

Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 2.85%
 American Home Products Corporation,
   7.7%, 2-15-2000                                  $500         $   510,195

Communication - 2.91%
 GTE Corporation,
   8.85%, 3-1-98                                    510          520,837

Depository Institutions - 6.66%
 First Chicago Corporation,
   7.625%, 1-15-2003                                600          609,702
 Wells Fargo & Company,
   8.375%, 5-15-2002                                558          580,214
   Total                                                         1,189,916

Food and Kindred Products - 1.35%
 ConAgra, Inc.,
   9.75%, 11-1-97                                   236          240,758

General Merchandise Stores - 6.89%
 Dillard Department Stores, Inc.,
   8.75%, 6-15-98                                   200          204,806
 Penney (J.C.) Company, Inc.,
   10.0%, 10-15-97                                  505          514,817
 Sears, Roebuck and Co.,
   8.2%, 4-15-99                                    500          511,645
   Total                                                         1,231,268

Industrial Machinery and Equipment - 2.88%
 Tenneco Inc.,
   8.2%, 11-15-99                                   500          514,370

Instruments and Related Products - 4.01%
 Baxter International Inc.,
   8.125%, 11-15-2001                               350          360,189
 Polaroid Corporation,
   8.0%, 3-15-99                                    350          357,045
   Total                                                         717,234


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 11.71%
 Associates Corporation of North America,
   8.25%, 12-1-99                                   $500         $   516,215
 Avco Financial Services, Inc.,
   7.375%, 8-15-2001                                500          502,305
 Ford Motor Credit Company,
   4.3%, 7-15-98                                    24           24,380
 General Motors Acceptance Corporation:
   6.375%, 9-23-97                                  50           50,069
   7.75%, 1-15-99                                   500          508,210
 Norwest Financial, Inc.,
   6.2%, 9-15-99                                    500          492,685
   Total                                                         2,093,864
Personal Services - 2.74%

 Service Corporation International,
   6.375%, 10-1-2000                                500          489,040

Petroleum and Coal Products - 4.15%
 Chevron Corporation,
   8.11%, 12-1-2004                                 520          538,762
 Phillips Petroleum Company,
   9.5%, 11-15-97                                   200          203,408
   Total                                                         742,170

Railroad Transportation - 2.86%
 Union Pacific Corporation,
   7.875%, 2-15-2002                                500          511,410

Security and Commodity Brokers - 6.09%
 Merrill Lynch & Co., Inc.,
   6.0%, 1-15-2001                                  600          579,114
 Salomon Inc.,
   7.75%, 5-15-2000                                 500          509,105
   Total                                                         1,088,219

Textile Mill Products - 2.86%
 Fruit of the Loom, Inc.,
   7.875%, 10-15-99                                 500          511,635

Transportation by Air - 2.93%
 Federal Express Corporation,
   10.0%, 9-1-98                                    500          522,725

TOTAL CORPORATE DEBT SECURITIES - 60.89%                         $10,883,641
 (Cost: $11,014,208)
               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value
MUNICIPAL BOND - 2.46%
 Kansas
 Kansas Development Finance Authority,
   Health Facilities Revenue Bonds
   (Stormont-Vail HealthCare, Inc.),
   7.25%, 11-15-2002                                $440         $   439,450
 (Cost: $440,000)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   5.5%, 4-15-2013                                  68           67,752
   5.5%, 9-15-2013                                  1            1,104
   6.4%, 2-15-2018                                  250          244,608
 Federal National Mortgage Association:
   6.0%, 11-1-2000                                  348          333,155
   5.0%, 12-25-2001                                 38           37,361
   7.95%, 3-7-2005                                  500          504,765
   8.0%, 2-1-2008                                   240          243,919
   6.0%, 1-1-2009                                   293          275,099
   6.0%, 2-1-2009                                   296          278,479
   6.5%, 12-1-2010                                  671          645,348
   6.0%, 1-1-2011                                   546          513,192
   6.5%, 2-1-2011                                   556          534,896
   7.0%, 5-1-2011                                   468          459,903
   7.0%, 7-1-2011                                   472          464,091
   7.0%, 9-25-2020                                  33           32,575
   7.0%, 4-1-2026                                   491          469,052
 Government National Mortgage Association:
   6.5%, 10-15-2008                                 230          221,906
   7.0%, 7-15-2010                                  450          444,093

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.29%               $5,771,298
 (Cost: $5,957,050)


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
LIMITED-TERM BOND FUND
MARCH 31, 1997

                                                                 Value

TOTAL SHORT-TERM SECURITIES - 3.76%                              $   673,000
 (Cost: $673,000)

TOTAL INVESTMENT SECURITIES - 99.40%                             $17,767,389
 (Cost: $18,084,258)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.60%                107,650

NET ASSETS - 100.00%                                             $17,875,039


               See Notes to Schedules of Investments on page 59.

WADDELL & REED MUNICIPAL BOND FUND
MANAGER'S LETTER
MARCH 31, 1997
---------------------------------------------------------------------------



Dear Shareholder:


This report relates to the operation of the Municipal Bond Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

Interest rates on longer-term Treasury bonds fluctuated over an approximate one percent range during the past fiscal year, from a low in early December to closer to the high end as the fourth quarter closed. Yields on municipal bonds have been more stable and, due to strong early year seasonal demand, have declined less in price than other fixed income categories. Action by the Federal Reserve to increase short-term interest rates in March caused an upward movement in all interest rates and added new uncertainty to the markets.

The Fund continued to pursue a relatively cautious and defensive strategy in anticipation of increased yields in its municipal bond investments. Due to the expected rise in interest rates, we increased the Fund's holdings of "cushion bonds," bonds with high coupons priced to shorter call dates. This strategy was intended to maintain a reasonable yield on the Fund's portfolio while reducing price risks that accompany higher yields.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining consistent with that of the indexes charted on the following page. Those indexes reflect the performance of securities that generally represent the municipal bond market (the Lehman Brothers Municipal Bond Index) and the universe of funds with similar investment objectives (the Lipper General Municipal Debt Fund Universe Average).

We expect that an attractive buying opportunity will occur later this year when the position of the Federal Reserve and the strength of the economy become clearer. At that time, we anticipate adjusting the Fund's portfolio for stable or declining interest rates. In a stable to declining interest rate environment, maturity and call protection will be the areas to which we will be most attuned. If the Federal Reserve can continue to hold inflation in check, municipal bond investments should prove to be rewarding during the coming fiscal year.

Thank you for your continued support and confidence in our organization.

Respectfully,


John M. Holliday
Manager, Waddell & Reed Funds, Inc. Municipal Bond Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         MUNICIPAL BOND FUND B SHARES,
                   THE LEHMAN BROTHERS MUNICIPAL BOND INDEX,
          AND THE LIPPER GENERAL MUNICIPAL DEBT FUND UNIVERSE AVERAGE

                                                    Lipper
                      Municipal      Lehman         General
                      Bond           Brothers       Municipal
                      Fund           Municipal      Debt Fund
                      Class B        Debt           Universe
                      Shares         Index          Average
                      ---------      ---------      ----------
     09/30/92  Purchase              10,000         10,000  10,000
     03/31/93         10,700         10,560         10,576
     03/31/94         10,782         10,805         10,759
     03/31/95         11,469         11,608         11,432
     03/31/96         12,327         12,581         12,242
     03/31/97         12,983         13,269         12,831

===== Municipal Bond Fund, Class B Shares (1) (2)-- $12,983
+++++ Lehman Brothers Municipal Bond Index  (1) -- $13,269
----------  Lipper General Municipal Debt Fund Universe Average (1) -- $12,831

  Past performance is not predictive of future performance. Indexes are unmanaged.

  (1) Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, the investments were effected as of September 30, 1992.

 (2) The value of the investment in the Fund is impacted by the ongoing expenses of the Fund.

         Average Annual Total Return *
                    Class B**  Class Y
         -----------------------------

Year Ended
   3/31/97          2.32%      5.96%
3+ Years Ended
   3/31/97***       6.02%      N/A
Aggregate Total
   Return for Life
   of Class Y ****  N/A        3.85%


   *Total return for the Class Y shares may be greater than that of the Class B shares because the Fund's Class Y shares are not subject to a contingent deferred sales charge and have a lower 12b-1 fee.
  **Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown reflect the payment of the applicable contingent deferred sales charge (CDSC), as described in the Prospectus, upon total redemption assumed to have occurred at the end of each period. The maximum CDSC is 3%, declining to zero at the end of the third calendar year of investment. The CDSC's applied for the periods shown are 3% (1 Year) and 0% (3+ Years).
***9-21-92 (the initial offering date) through 3-31-97
****12/29/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

SHAREHOLDER SUMMARY
-----------------------------------------------------------------
MUNICIPAL BOND FUND

PORTFOLIO STRATEGY:
Minimum 80%                          OBJECTIVE:   Income which is not subject
Municipal Bonds.                        to Federal income taxation.
                                        (Income may be subject to state
Maximum 5% non-investment               and local taxes, and a portion
grade debt securities.                  may be subject to Federal taxes,
                                        including alternative minimum
Less than 25% of its assets             tax.)
in securities of issuers
located in any single state.

                                     STRATEGY:    Invests in municipal bonds
                                        (debt securities the interest on which
                                        is generally exempt from Federal income
                                        tax).  (May invest in certain options,
                                        futures and other hedging techniques.)

                                     FOUNDED:     1992

                                     SCHEDULED DIVIDEND FREQUENCY:    MONTHLY

PERFORMANCE SUMMARY - Class B Shares

                      PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------

DIVIDENDS PAID                        $0.45
                                      =====

NET ASSET VALUE ON
   3/31/97                             $10.74
   3/31/96                             10.63
                                       ------
CHANGE PER SHARE                       $ 0.11
                                       ======

Past performance is not necessarily indicative of future results.


TOTAL RETURN HISTORY

                                                    Average Annual
                                                    Total Return
                                                    ----------------
                                               With Without
                                          CDSC**    CDSC***
                                          ------    -------
Period
------
1-year period ended 3-31-97             2.32%     5.32%
Period from 9-21-92*
  through 3-31-97                       6.02%     6.02%

   *Initial public offering of the Fund.

  **"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted represents past performance and reflects payment of the applicable contingent deferred sales charge upon redemption at the end of each period.

 ***"CDSC" refers to the contingent deferred sales charge described in the Prospectus. Performance data quoted in this column represents past performance without reflecting deduction of the applicable contingent deferred sales charge upon redemption at the end of each period.

    Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, Municipal Bond Fund had net assets totaling $36,618,614 invested in a diversified portfolio.



As a shareholder of Municipal Bond Fund, for every $100 you had invested on March 31, 1997, your Fund owned:

     $17.07                   Industrial Revenue Bonds
     12.51                    Other Municipal Bonds
     10.56                    Public Power Revenue Bonds
     10.36                    Hospital Revenue Bonds
     9.93                     Airport Revenue Bonds
     8.67                     Transportation Revenue Bonds
     6.11                     Electric Utility Revenue Bonds
     5.79                     Housing Revenue Bonds
     4.95                     Cash and Cash Equivalents
     4.70                     Special Tax Bonds
     4.56                     Lifecare Centers Revenue Bonds
     2.40                     Resource Recovery Revenue Bonds
     2.39                     Education Revenue Bonds


Not all holdings will be represented in the portfolio at all times.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997
                                                    Principal
                                                    Amount in
                                                    Thousands    Value
MUNICIPAL BONDS
ARIZONA - 0.75%
 City of Bullhead City, Arizona, Bullhead
   Parkway Improvement District,
   Improvement Bonds,
   6.1%, 1-1-2013                                     $  270     $   273,375

ARKANSAS - 3.95%
 City of Blytheville, Arkansas, Solid Waste
   Recycling and Sewage Treatment Revenue
   Bonds (Nucor Corporation Project), Series 1992,
   6.9%, 12-1-2021                                  1,000        1,055,000
 Baxter County, Arkansas, Industrial Development
   Revenue Refunding Bonds (Aeroquip Corporation
   Project), Series 1993,
   5.8%, 10-1-2013                                  400          392,000
   Total                                                         1,447,000

CALIFORNIA - 3.58%
 Foothill/Eastern Transportation Corridor
   Agency, Toll Road Revenue Bonds, Series
   1995A,
   0.0%, 1-1-2013 (D)                               2,000        1,310,000

COLORADO - 2.79%
 City and County of Denver, Colorado, Special
   Facilities Airport Revenue Bonds (United
   Air Lines Project), Series 1992A,
   6.875%, 10-1-2032                                1,000        1,022,500

DISTRICT OF COLUMBIA - 1.96%
 District of Columbia, Redevelopment Land
   Agency (Washington, D.C.), Sports Arena
   Special Tax Revenue Bonds (Series 1996),
   5.625%, 11-1-2010                                750          718,125

GUAM - 0.68%
 Guam Power Authority, Revenue Bonds,
   1992 Series A,
   6.3%, 10-1-2022                                  250          250,625


               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

MUNICIPAL BONDS (Continued)
ILLINOIS - 1.11%
 Illinois Development Finance Authority,
   Local Government Program Revenue Bonds,
   Series 1993 (Village of Maywood Project),
   6.0%, 1-1-2008                                   $  400       $  405,000

INDIANA - 5.11%
 City of Sullivan, Indiana, Pollution
   Control Revenue Refunding Bonds
   (Indiana Michigan Power Company Project),
   Series C,
   5.95%, 5-1-2009                                  1,500        1,494,375
 East Chicago Elementary School Building
   Corporation (Lake County, Indiana),
   First Mortgage Bonds, Series 1993A,
   5.5%, 1-15-2016                                  400          377,500
   Total                                                         1,871,875

IOWA - 0.93%
 Scott County, Iowa, Refunding Certificates
   of Participation (County Golf Course
   Project, Series 1993),
   6.2%, 5-1-2013                                   340          341,700

LOUISIANA - 0.58%
 Parish of St. Charles, State of Louisiana,
   Pollution Control Revenue Bonds (Union
   Carbide Project), Series 1992,
   7.35%, 11-1-2022                                 200          214,000

MARYLAND - 7.41%
 Prince George's County, Maryland,
   Project and Refunding Revenue Bonds
   (Dimensions Health Corporation Issue),
   Series 1994,
   5.375%, 7-1-2014                                 1,000        932,500
 Northeast Maryland Waste Disposal
   Authority, Solid Waste Revenue Bonds
   (Montgomery County Resource Recovery
   Project), Series 1993A,
   6.2%, 7-1-2010                                   665          673,313
 Montgomery County Revenue Authority
   (Maryland), Golf Course System Revenue
   Bonds, Series 1996A,
   6.125%, 10-1-2022                                650          632,125

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

MUNICIPAL BONDS (Continued)
MARYLAND (Continued)
 Maryland Health and Higher Educational
   Facilities Authority, Project and
   Refunding Revenue Bonds, Doctors Community
   Hospital Issue, Series 1993,
   5.75%, 7-1-2013                                  $  500       $  477,500
   Total                                                         2,715,438

MICHIGAN - 2.52%
 Michigan State Hospital Finance
   Authority, Hospital Revenue Refunding
   Bonds (Crittenton Hospital),
   Series 1994A,
   5.25%, 3-1-2014                                  1,000        923,750

MISSOURI - 0.70%
 City of Ste. Genevieve, Missouri, Waterworks
   Revenue Bonds, Series 1993,
   6.6%, 2-1-2013                                     250        254,688

MONTANA - 3.99%
 Montana Health Facility Authority, Health Care
   Revenue Bonds, Series 1996 (Community Medical
   Center, Inc.),
   6.375%, 6-1-2018                                 1,500        1,460,625

NEBRASKA - 1.36%
 Nebraska Higher Education Loan Program, Inc.,
   Senior Subordinate Bonds, 1993-2
   Series A-SA,
   6.2%, 6-1-2013                                   500          497,500

NEVADA - 2.59%
 West Wendover Recreation District, Elko
   County, Nevada, General Obligation
   (Limited Tax), Recreational Facilities
   and Refunding Bonds, Series 1996,
   6.25%, 12-1-2021                                 950          947,625

NEW JERSEY - 4.18%
 New Jersey Economic Development Authority,
   Economic Development Refunding Bonds (Preston
   Trucking Company, Inc. - 1996 Project),
   6.5%, 9-1-2014                                   1,500        1,530,000

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

MUNICIPAL BONDS (Continued)
NEW MEXICO - 4.70%
 City of Albuquerque, New Mexico, Gross
   Receipts/Lodgers' Tax Refunding and
   Improvement Revenue Bonds, Series 1991B,
   0.0%, 7-1-2013                                   $4,500       $ 1,721,250

NEW YORK - 8.44%
 New York State Thruway Authority,
   Local Highway and Bridge Service
   Contract Bonds:
   Series 1995,
   6.25%, 4-1-2014                                  1,400        1,410,500
   Series 1993,
   5.25%, 4-1-2013                                  500          455,625
 New York City Industrial Development Agency,
   Amended and Restated Industrial Development
   Revenue Bonds (1991 Japan Airlines Company,
   Ltd. Project),
   6.0%, 11-1-2015                                  1,000        1,021,250
 Onondaga County Resource Recovery Agency,
   Project Revenue Bonds (Resource Recovery
   Facility - 1992 Series),
   7.0%, 5-1-2015                                   200          204,500
   Total                                                         3,091,875

NORTH CAROLINA - 2.97%
 North Carolina Eastern Municipal Power
   Agency, Power System Revenue Bonds,
   Refunding Series 1993 B,
   7.0%, 1-1-2008                                   1,000        1,086,250

OHIO - 2.26%
 City of Moraine, Ohio, Solid Waste
   Disposal Revenue Bonds (General Motors
   Corporation Project), Series 1994,
   6.75%, 7-1-2014                                  750          825,937

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

MUNICIPAL BONDS (Continued)
OKLAHOMA - 6.29%
 Oklahoma Housing Finance Agency, Single
   Family Mortgage Revenue Bonds
   (Homeownership Loan Program),
   1996 Series A,
   7.05%, 9-1-2026                                  $1,000       $ 1,081,250
 Tulsa Public Facilities Authority (Oklahoma):
   Recreational Facilities Revenue Bonds,
   Series 1985,
   6.2%, 11-1-2012                                  500          505,000
   Assembly Center Lease Payment Revenue
   Bonds, Refunding Series 1985,
   6.6%, 7-1-2014                                   200          216,750
 Holdenville Industrial Authority, Correctional
   Facility Revenue Bonds, Series 1995,
   6.35%, 7-1-2006                                  500          501,875
   Total                                                         2,304,875

PENNSYLVANIA - 4.56%
 Montgomery County Industrial Development
   Authority, Retirement Community Revenue Bonds
   (Adult Communities Total Services, Inc.
   Obligated Group), Series 1996B,
   5.625%, 11-15-2012                               1,750        1,669,062

SOUTH CAROLINA - 2.62%
 York County, South Carolina, Pollution Control
   Facilities Revenue Refunding Bonds (Bowater
   Incorporated Project), Series 1991A,
   7.4%, 1-1-2010                                   900          960,750

TENNESSEE - 2.84%
 Tennessee Housing Development Agency,
   Homeownership Program Bonds, Issue T,
   7.375%, 7-1-2023                                 1,000        1,040,000

               See Notes to Schedules of Investments on page 59.

THE INVESTMENTS OF
MUNICIPAL BOND FUND
MARCH 31, 1997

                                                    Principal
                                                    Amount in
                                                    Thousands    Value

MUNICIPAL BONDS (Continued)
TEXAS - 9.27%
 Dallas-Fort Worth International Airport,
   Facility Improvement Corporation, American
   Airlines, Inc. Revenue Bonds, Series 1990,
   7.5%, 11-1-2025                                  $1,500       $ 1,593,750
 Port of Corpus Christi, Authority of
   Nueces County, Texas, Pollution Control
   Revenue Bonds (Hoechst Celanese Corporation
   Project), Series 1992,
   6.875%, 4-1-2017                                 1,000        1,056,250
 Sabine River Authority of Texas,
   Collateralized Pollution Control
   Revenue Refunding Bonds (Texas
   Utilities Electric Company Project),
   Series 1993B,
   5.85%, 5-1-2022                                  800          744,000
   Total                                                         3,394,000

WASHINGTON - 6.91%
 Public Utility District No. 1 of Pend Oreille
   County, Washington, Electric Revenue Bonds,
   1996 Series A (Subject to AMT),
   6.375%, 1-1-2015                                 1,500        1,488,750
 Washington Public Power Supply System,
   Nuclear Project No. 1, Refunding
   Revenue Bonds, Series 1996A,
   6.0%, 7-1-2008                                   1,000        1,040,000
   Total                                                         2,528,750

TOTAL MUNICIPAL BONDS - 95.05%                                   $34,806,575
 (Cost: $34,293,635)

TOTAL SHORT-TERM SECURITIES - 4.13%                              $ 1,513,000
 (Cost: $1,513,000)

TOTAL INVESTMENT SECURITIES - 99.18%                             $36,319,575
 (Cost: $35,806,635)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%                299,039

NET ASSETS - 100.00%                                             $36,618,614


               See Notes to Schedules of Investments on page 59.

WADDELL & REED FUNDS, INC.
MARCH 31, 1997


Notes to Schedules of Investments

* No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B) Principal amounts are denominated in the indicated foreign currency where applicable ($A - Australian Dollar, DM - Deutsche Mark, SFr - Swiss Franc).

(C) As of March 31, 1997, the following restricted securities were owned in the Asset Strategy Fund:

                                        Principal
                              Acquisition         Amount         Market
     Security             Date          in 000'sCost         Value
     --------                 -----------          ---------  -----------  -----
     -------
 Banco de Inversion y
  Comercio Exterior S.A.,
  9.375%, 12-27-2000          2/18/97   $300        $312,000       $302,439
 Compania de Transporte de
  Energia Electrica en Alta
  Tension TRANSENER Sociedad
  Anonima,
  9.625%, 7-15-99             2/13/97   300         311,250        308,250
 Ispat Mexicana, S.A. de C.V.,
  10.375%, 3-15-2001          3/17/97   300         303,375        301,500
                                                  --------    --------
                                                  $926,625    $912,189
                                                  ========    ========
     The total market value of restricted securities represents approximately 6.75% of the total net assets at March 31, 1997.

(D) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

WADDELL & REED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997                        Total                   International
                                      Return      Growth      Growth
                                      Fund        Fund        Fund
Assets                                ------------ -----------  -----------
 Investment securities--at
   value (Notes 1 and 4)              $319,262,141 $196,036,250$53,845,344
 Cash                                 ---         5,283       2,997
 Receivables:
   Fund shares sold                   1,449,752   523,175     454,629
   Investment securities
    sold                              103,169     4,416,452   828,619
   Dividends and interest             263,782     89,508      101,413
 Unamortized organization
   expenses (Note 2)                  3,259       3,259       3,259
 Prepaid insurance premium            456         462         76
                                      ------------ ------------ -----------
    Total assets                      321,082,559 201,074,389 55,236,337
Liabilities                           ------------ -----------  -----------
 Payable for Fund shares
   redeemed                           2,188,470   1,401,887   112,453
 Payable for investment
   securities purchased               684,931     1,120,728   4,372,301
 Accrued service fee -
   Class B (Note 3)                   183,077     134,337     26,156
 Accrued transfer agency and
   dividend disbursing (Note 3)       38,049      41,955      8,839
 Due to custodian                     1,503       ---         ---
 Organization expenses
   payable                            3,259       3,259       3,259
 Accrued distribution
   fee - Class B (Note 3)             6,517       4,075       1,031
 Dividends payable                    ---         ---         ---
 Accrued accounting
   services fee (Note 3)              4,167       4,167       1,666
 Accrued management fee
   (Note 2)                           6,168       4,403       1,115
 Other                                9,242       7,868       10,170
                                      ------------ ------------ -----------
    Total liabilities                 3,125,383   2,722,679   4,536,990
                                      ------------ ------------ -----------
      Total net assets                $317,957,176 $198,351,710 $50,699,347
Net Assets                            ============ ============ ===========
 $0.01 par value capital stock
   Capital stock                      $    174,931 $ 109,224 $40,886
   Additional paid-in
    capital                           246,814,790 185,400,277 43,052,909
 Accumulated undistributed income (loss):
   Accumulated undistributed net
    investment income                 ---         ---         ---
   Accumulated undistributed
    net realized gain (loss)
    on investments                    2,677,929   10,399,672  2,559,619
   Net unrealized appreciation
    (depreciation) of investments
    at end of period                  68,289,526  2,442,537   5,045,933
                                      ------------ ------------ -----------
    Net assets applicable to
      outstanding units
      of capital                      $317,957,176 $198,351,710 $50,699,347
                                      ============ ============ ===========
Net asset value, redemption and
 offering price per share:
 Class B Shares                       $18.18      $18.16      $12.40
 Class Y Shares                       $18.35      $18.32      $12.52
Capital shares outstanding:
 Class B Shares                       17,465,624  10,908,035  4,070,442
 Class Y Shares                       27,468      14,408      18,133
Capital shares authorized             500,000,000 500,000,000 500,000,000
                       See notes to financial statements.
WADDELL & REED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997                        Asset       Limited-    Municipal
                                      Strategy    Term Bond   Bond
                                      Fund        Fund        Fund
Assets                                ------------  -----------  -----------
 Investment securities--at
   value (Notes 1 and 4)              $13,276,675 $17,767,389 $36,319,575
 Cash                                 2,517       320         ---
 Receivables:
   Fund shares sold                   71,543      93,315      31,523
   Investment securities
    sold                              129,746     ---         ---
   Dividends and interest             121,031     295,218     639,510
 Unamortized organization
   expenses (Note 2)                  481         3,259       3,259
 Prepaid insurance premium            74          80          100
                                      ------------ ------------ -----------
    Total assets                      13,602,067  18,159,581  36,993,967
Liabilities                           ------------ ------------ -----------
 Payable for Fund shares
   redeemed                           74,590      253,963     317,756
 Payable for investment
   securities purchased               ---         ---         ---
 Accrued service fee -
   Class B (Note 3)                   8,367       11,401      21,699
 Accrued transfer agency and
   dividend disbursing (Note 3)       2,541       3,331       4,348
 Due to custodian                     ---         ---         3,933
 Organization expenses
   payable                            481         3,259       3,259
 Accrued distribution
   fee - Class B (Note 3)             276         366         753
 Dividends payable                    ---         9,682       19,262
 Accrued accounting
   services fee (Note 3)              833         833         1,667
 Accrued management fee
   (Note 2)                           299         275         562
 Other                                974         1,452       2,114
                                      ------------ ------------ -----------
    Total liabilities                 88,361      284,542     375,353
                                      ------------ ------------ -----------
      Total net assets                $13,513,706 $17,875,039 $36,618,614
Net Assets                            ============ ============ ===========
 $0.01 par value capital stock
   Capital stock                      $    13,892 $    18,053 $     34,111
   Additional paid-in
    capital                           14,196,290  18,262,177  36,320,553
 Accumulated undistributed income (loss):
   Accumulated undistributed net
    investment income                  31,035     ---         ---
   Accumulated undistributed
    net realized gain (loss)
    on investments                     (226,008)   (88,322)    (248,990)
   Net unrealized appreciation
    (depreciation) of investments
    at end of period                   (501,503)   (316,869)  512,940
                                      ------------ ------------ -----------
    Net assets applicable to
      outstanding units
      of capital                      $13,513,706 $17,875,039 $36,618,614
                                      ============ ============ ===========
Net asset value, redemption and
 offering price per share:
 Class B Shares                       $9.73       $9.90       $10.74
 Class Y Shares                       $9.73       $9.90       $10.74
Capital shares outstanding:
 Class B Shares                       1,377,255   1,794,717   3,410,974
 Class Y Shares                       11,935      10,618      97
Capital shares authorized             500,000,000 500,000,000 500,000,000
                       See notes to financial statements.
WADDELL & REED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997
                                      Total                   International
                                      Return      Growth      Growth
                                      Fund        Fund        Fund
Investment Income                     ------------ -----------  -----------
 Income (Note 1B):
   Interest and amortization          $ 1,123,014 $ 4,182,041 $  258,150
   Dividends                          3,646,222   171,606     348,846
                                      ----------- ----------- ----------
    Total income                      4,769,236   4,353,647   606,996
                                      ----------- ----------- ----------
 Expenses (Notes 2 and 3):
   Distribution fees -
    Class B                           1,997,173   1,767,043   233,734
   Investment management fee          1,886,789   1,904,258   251,914
   Service fee - Class B              645,242     566,457     69,183
   Transfer agency and
    dividend disbursing -
    Class B                           441,224     514,901     87,229
   Registration fees                  84,277      80,362      29,268
   Accounting services fee            50,000      50,000      17,500
   Custodian fees                     16,077      12,384      55,495
   Audit fees                         16,300      16,253      8,462
   Amortization of organization
    expenses                          6,518       6,518       6,518
   Amortization of prepaid
    registration fees                 ---         ---         ---
   Legal fees                         3,608       3,338       1,237
   Shareholder servicing fee -
    Class Y                           223         32          69
   Distribution fees - Class Y        380         106         124
   Other                              61,560      67,978      10,624
                                      ------------ ------------ -----------
    Total expenses                    5,209,371   4,989,630   771,357
                                      ------------ ------------ -----------
      Net investment income
       (loss)                          (440,135)   (635,983)   (164,361)
                                      ------------ ------------ -----------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 4)
 Realized net gain (loss)
   on securities                      3,484,953   13,839,883  3,179,365
 Realized net gain (loss)
   from foreign currency
   transactions                       ---         ---          (3,011)
                                      ------------ ------------ -----------
   Realized net gain
    (loss) on investments             3,484,953   13,839,883  3,176,354
                                      ------------ ------------ -----------
 Unrealized appreciation
   (depreciation) in value
   of securities during
   the period                         26,027,620   (39,982,914)  4,245,896
 Unrealized depreciation from
   translation of assets and
   liabilities in foreign
   currencies                         ---         ---          (23,809)
 Unrealized appreciation on
   forward currency
   contracts during the
   period                             ---         ---         70,820
                                      ------------ ------------ -----------
   Unrealized appreciation
    (depreciation)                    26,027,620   (39,982,914)  4,292,907
                                      ------------ ------------ -----------
    Net gain (loss)
      on investments                  29,512,573   (26,143,031)  7,469,261
                                      ------------ ------------ -----------
    Net increase (decrease)
      in net assets
      resulting from
      operations                      $29,072,438 ($26,779,014)  $7,304,900
                                      ============ ============ ===========

                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997
                                      Asset       Limited-    Municipal
                                      Strategy    Term Bond   Bond
                                      Fund        Fund        Fund
Investment Income                     ------------ -----------  -----------
 Income (Note 1B):
   Interest and amortization          $627,008    $1,254,083  $2,188,413
   Dividends                          54,477      ---         ---
                                      ------------ ------------ -----------
    Total income                      681,485     1,254,083   2,188,413
                                      ------------ ------------ -----------
 Expenses (Notes 2 and 3):
   Distribution fees -
    Class B                           107,986     145,292     269,119
   Investment management fee          116,390     108,389     200,636
   Service fee - Class B              35,643      47,846      82,819
   Transfer agency and
    dividend disbursing -
    Class B                           37,048      43,801      57,118
   Registration fees                  26,577      20,453      25,639
   Accounting services fee            10,000      10,000      20,000
   Custodian fees                     4,668       3,506       7,144
   Audit fees                         7,633       9,243       9,280
   Amortization of organization
    expenses                          152         6,518       6,518
   Amortization of prepaid
    registration fees                 3,483       ---         ---
   Legal fees                         1,145       478         2,621
   Shareholder servicing fee -
    Class Y                           26          22          2
   Distribution fees - Class Y        48          41          3
   Other                              12,379      5,946       8,504
                                      ------------ ------------ -----------
    Total expenses                    363,178     401,535     689,403
                                      ------------ ------------ -----------
      Net investment income
       (loss)                         318,307     852,548     1,499,010
                                      ------------ ------------ -----------
Realized and Unrealized Gain
 (Loss) on Investments (Notes 1 and 4)
 Realized net gain (loss)
   on securities                       (224,368)   (88,346)   308,152
 Realized net gain (loss)
   from foreign currency
   transactions                       1,803       ---         ---
                                      ------------ ------------ -----------
   Realized net gain
    (loss) on investments              (222,565)   (88,346)   308,152
                                      ------------ ------------ -----------
 Unrealized appreciation
   (depreciation) in value
   of securities during
   the period                          (178,352)   (110,492)  23,298
 Unrealized depreciation from
   translation of assets and
   liabilities in foreign
   currencies                         ---         ---         ---
 Unrealized appreciation on
   forward currency
   contracts during the
   period                             ---         ---         ---
                                      ------------ ------------ -----------
   Unrealized appreciation
    (depreciation)                     (178,352)   (110,492)  23,298
                                      ------------ ------------ -----------
    Net gain (loss)
      on investments                   (400,917)   (198,838)  331,450
                                      ------------ ------------ -----------
    Net increase (decrease)
      in net assets
      resulting from
      operations                       ($82,610)  $653,710    $1,830,460
                                      ============ ============ ===========

                       See notes to financial statements.
WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1997
                                      Total                   International
                                      Return      Growth      Growth
                                      Fund        Fund        Fund
Increase (Decrease)
 in Net Assets                        ------------ -----------  -----------
 Operations:
   Net investment income
    (loss)                             ($    440,135) ($  635,983) ($  164,361)
   Realized net gain (loss)
    on investments                    3,484,953   13,839,883  3,176,354
   Unrealized
    appreciation
    (depreciation)                    26,027,620   (39,982,914)  4,292,907
                                      ------------ --------------- -----------
    Net increase (decrease)
      in net assets
      resulting from
      operations                      29,072,438   (26,779,014)  7,304,900
                                      ------------ ------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B                           ---         ---          (27,619)
    Class Y                           ---         ---          (21)
   From realized net gain on
    investment transactions
    Class B                            (1,707,064) (6,956,540)   ---
    Class Y                            (541)       (30)       ---
                                      ------------ ------------ -----------
                                       (1,707,605) (6,956,570) (27,640)
                                      ------------ ------------ -----------
 Capital share
   transactions
   (Note 6)                           82,272,487  29,529,409  22,541,081
                                      ------------ ------------ -----------
      Total increase
       (decrease)                     109,637,320  (4,206,175)   29,818,341

Net Assets
 Beginning of period                  208,319,856 202,557,885 20,881,006
                                      ------------ ------------ -----------
 End of period                        $317,957,176 $198,351,710 $50,699,347
                                      ============ ============ ===========
   Undistributed net
    investment income                 $---        $---        $---
                                      ====        ====        ====
                 *See "Financial Highlights" on pages 68 - 79.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended MARCH 31, 1997
                                      Asset       Limited-    Municipal
                                      Strategy    Term Bond   Bond
                                      Fund        Fund        Fund
Increase (Decrease)
 in Net Assets                        ------------ -----------  -----------
 Operations:
   Net investment income
    (loss)                            $   318,307 $   852,548    $ 1,499,010
   Realized net gain (loss)
    on investments                     (222,565)   (88,346)  308,152
   Unrealized
    appreciation
    (depreciation)                     (178,352)   (110,492) 23,298
                                      ----------- -----------    -----------
    Net increase (decrease)
      in net assets
      resulting from
      operations                       (82,610)   653,710    1,830,460
                                      ----------- -----------    -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B                            (293,198)   (851,617)  (1,498,961)
    Class Y                            (759)       (931)      (49)
   From realized net gain on
    investment transactions
    Class B                            (191,005)   (15,809)  ---
    Class Y                            (14)        (4)       ---
                                      ----------- -----------    -----------
                                       (484,976)   (868,361)  (1,499,010)
                                      ----------- -----------    -----------
 Capital share
   transactions
   (Note 6)                           858,835      (5,592,840)   2,417,313
                                      ----------- -----------    -----------
      Total increase
       (decrease)                     291,249      (5,807,491)   2,748,763

Net Assets
 Beginning of period                  13,222,457  23,682,530 33,869,851
                                      ----------- -----------    -----------
 End of period                        $13,513,706 $17,875,039    $36,618,614
                                      =========== ===========    ===========
   Undistributed net
    investment income                 $31,035     $---       $---
                                      =======     ====       ====

                 *See "Financial Highlights" on pages 68 - 79.
                       See notes to financial statements.
WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1996
                                      Total                   International
                                      Return      Growth      Growth
                                      Fund        Fund        Fund
Increase in Net Assets                ------------ -----------  -----------
 Operations:
   Net investment income
    (loss)                            $   (169,693) $  (361,532) $98,687
   Realized net gain (loss)
    on investments                    2,284,263    5,724,029   (46,537)
   Unrealized
    appreciation
    (depreciation)                    32,910,995  27,231,115  850,135
                                      ------------ --------------- -----------
    Net increase in net assets
      resulting from
      operations                      35,025,565  32,593,612  902,285
                                      ------------ ------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B                           ---         ---          (175,192)
    Class Y                           ---         ---         ---
   In excess of net investment income
    Class B                           ---         ---         (33,657)
    Class Y                           ---         ---         ---
   From realized net gain on
    investment transactions
    Class B                            (498,889)   (3,023,159)   ---
    Class Y                           ---         ---         ---
                                      ------------ ------------ -----------
                                       (498,889)   (3,023,159) (208,849)
                                      ------------ ------------ -----------
 Capital share
   transactions
   (Note 6)                           69,102,445  72,304,504  8,999,169
                                      ------------ ------------ -----------
      Total increase                  103,629,121 101,874,957 9,692,605

Net Assets
 Beginning of period                  104,690,735 100,682,928 11,188,401
                                      ------------ ------------ -----------
 End of period                        $208,319,856 $202,557,885$20,881,006
                                      ============ ============ ===========
   Undistributed net
    investment income
    (loss)                            $---        $---         $(33,657)
                                      ====        ====        =======
                 *See "Financial Highlights" on pages 68 - 79.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended MARCH 31, 1996
                                      Asset       Limited-    Municipal
                                      Strategy    Term Bond   Bond
                                      Fund**      Fund        Fund
Increase in Net Assets                ------------ -----------  -----------
 Operations:
   Net investment income
    (loss)                            $   141,002 $   647,104 $ 1,228,328
   Realized net gain (loss)
    on investments                    187,466     90,054      96,208
   Unrealized
    appreciation
    (depreciation)                     (323,151)  99,034      749,744
                                      ------------ ------------ -----------
    Net increase in net assets
      resulting from operations       5,317       836,192     2,074,280
                                      ------------ ------------ -----------
 Dividends to shareholders (Note 1E):*
   From net investment income
    Class B                            (134,202)   (647,092)   (1,228,317)
    Class Y                            (5)         (12)        (11)
   In excess of net investment income
    Class B                            ---         ---         ---
    Class Y                            ---         ---         ---
   From realized net gain on
    investment transactions
    Class B                           ---         ---         ---
    Class Y                           ---         ---         ---
                                      ------------ ------------ -----------
                                       (134,207)   (647,104)   (1,228,328)
                                      ------------ ------------ -----------
 Capital share
   transactions
   (Note 6)                           13,351,347  11,074,676  5,589,817
                                      ------------ ------------ -----------
      Total increase                  13,222,457  11,263,764  6,435,769

Net Assets
 Beginning of period                  ---         12,418,766  27,434,082
                                      ------------ ------------ -----------
 End of period                        $13,222,457 $23,682,530 $33,869,851
                                      ============ ============ ===========
   Undistributed net
    investment income
    (loss)                            $4,882      $---        $---
                                      ======      ====        ====
                 *See "Financial Highlights" on pages 68 - 79.
   **For the period from April 20, 1995 (see Note 2) through March 31, 1996.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                                 For the
                                          For the fiscal              period
                                    year ended March 31,              ended
                           ------  ----------------------             March 31,
                           1997    1996   1995    1994           1993*
                           ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period                 $16.34  $12.73 $11.99  $11.07         $10.00
                           ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment income
   (loss)               (0.02)  (0.01) 0.00    (0.01)         0.02
 Net realized and
   unrealized gain
   on investments       1.97    3.67   0.74    0.93           1.07
                           ------  ------ ------  ------         ------
Total from investment
 operations             1.95    3.66   0.74    0.92           1.09
                           ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment income    (0.00)  (0.00) (0.00)  (0.00)         (0.02)
 Distribution from
   capital gains        (0.11)  (0.05) (0.00)  (0.00)         (0.00)
                           ------  ------ ------  ------         ------
Total distributions     (0.11)  (0.05) (0.00)  (0.00)         (0.02)
                           ------  ------ ------  ------         ------
Net asset value,
 end of period          $18.18  $16.34 $12.73  $11.99         $11.07
                           ======  ====== ======  ======         ======
Total return            11.93%  28.75% 6.17%   8.31%          10.91%
Net assets, end of
 period (000
 omitted)                  $317,453       $208,233       $104,691     $61,735
 $12,460
Ratio of expenses
 to average net
 assets                 1.95%   1.99%  2.05%   2.16%          2.21%
Ratio of net investment
 income to average
 net assets             -0.17%  -0.11% -0.04%  -0.12%         0.32%
Portfolio turnover
 rate                   26.23%  16.78% 16.60%  17.31%         23.97%
Average commission
 rate paid              $0.0578
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
TOTAL RETURN FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                           fiscal           For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $16.38         $15.32
                           ------         ------
Income from investment
 operations:
 Net investment
   income               .04            0.03
 Net realized and
   unrealized gain
   on investments       2.04           1.03
                           ------         ------
Total from investment
 operations             2.08           1.06
                           ------         ------
Less distribution from
 capital gains          (0.11)         (0.00)
                           ------         ------
Net asset value,
 end of period          $18.35         $16.38
                           ======         ======
Total return            12.69%         6.92%
Net assets, end of
 period (000
 omitted)                  $504           $87
Ratio of expenses
 to average net
 assets                 1.18%          0.96%**
Ratio of net investment
 income to average
 net assets             0.65%          1.04%**
Portfolio turnover
 rate                   26.23%         16.78%**
Average commission
 rate paid              $0.0578

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                                 For the
                                          For the fiscal              period
                                    year ended March 31,              ended
                           -----   ----------------------             March 31,
                           1997    1996   1995    1994           1993*
                           ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period                 $21.00  $16.90 $14.08  $11.68         $10.00
                           ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income (loss)        (0.06)  (0.02) 0.00    (0.04)         (0.02)
 Net realized and
   unrealized gain (loss)
   on investments       (2.18)  4.49   3.15    2.75           1.79
                           ------  ------ ------  ------         ------
Total from investment
 operations             (2.24)  4.47   3.15    2.71           1.77
                           ------  ------ ------  ------         ------
Less distributions:
 Dividends from net
   investment
   income               (0.00)  (0.00) (0.00)  (0.00)         (0.01)
 Distribution from
   capital gains        (0.60)  (0.37) (0.33)  (0.31)         (0.08)
                           ------  ------ ------  ------         ------
Total distributions     (0.60)  (0.37) (0.33)  (0.31)         (0.09)
                           ------  ------ ------  ------         ------
Net asset value,
 end of period          $18.16  $21.00 $16.90  $14.08         $11.68
                           ======  ====== ======  ======         ======
Total return            -10.97% 26.57% 22.61%  23.16%         17.71%
Net assets, end of period
  (000 omitted)         $198,088$  202,557$100,683    $43,524
 $7,976
Ratio of expenses
 to average net
 assets                 2.12%   2.14%  2.23%   2.34%          2.50%
Ratio of net investment
 income to average
 net assets             -0.27%  -0.25% 0.01%    -0.97%        -0.68%
Portfolio turnover
 rate                   37.20%  31.84% 56.30%  69.12%         124.44%
Average commission
 rate paid              $0.0516
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.
FINANCIAL HIGHLIGHTS OF
GROWTH FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                           For the
                           fiscal         For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $21.04         $20.21
                           ------         ------
Income from investment
 operations:
 Net investment
   income               0.01           .04
 Net realized and
   unrealized gain (loss)
   on investments       (2.13)         .79
                           ------         ------
Total from investment
 operations             (2.12)         .83
                           ------         ------
Less distributions:
 Dividends from net
   investment income    (0.00)         (0.00)
 Distributions from
   capital gains        (0.60)         (0.00)
                           ------         ------
Total distributions     (0.60)         (0.00)
                           ------         ------
Net asset value,
 end of period          $18.32         $21.04
                           ======         ======
Total return            -10.37%        4.11%
Net assets, end of
 period (000
 omitted)                  $264           $1
Ratio of expenses
 to average net
 assets                 1.17%          1.17%**
Ratio of net investment
 income to average
 net assets             0.31%          0.78%**
Portfolio turnover
 rate                   37.20%         31.84%**
Average commission
 rate paid              $0.0516
 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                                 For the
                                          For the fiscal              period
                                    year ended March 31,              ended
                           -----   ----------------------             March 31,
                           1997    1996   1995    1994           1993**
                           ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period                 $9.94   $9.36  $9.37   $9.68          $10.00
                           ------  ------ -----   -----          ------
Income from investment
 operations:
 Net investment
   income (loss)        (0.03)  0.08   0.36    0.34           0.20
 Net realized and
   unrealized gain (loss)
   on investments       2.50    0.63   (0.01)  (0.31)         (0.32)
                           ------  ------ -----   -----          ------
Total from investment
 operations             2.47    0.71   0.35    0.03           (0.12)
                           ------  ------ -----   -----          ------
Less distributions:
 Dividends declared
   from net investment
   income               (0.01)  (0.11) (0.36)  (0.26)         (0.20)
 In excess of net
   investment income    (0.00)  (0.02) (0.00)  (0.00)         (0.00)
 Tax-basis return of
   capital              (0.00)  (0.00) (0.00)  (0.08)         (0.00)
                           ------  ------ -----   -----          ------
Total distributions     (0.01)  (0.13) (0.36)  (0.34)         (0.20)
                           ------  ------ -----   -----          ------
Net asset value,
 end of period          $12.40  $9.94  $9.36   $9.37          $ 9.68
                           ======  ====== =====   =====          ======
Total return            24.85%  7.64%  3.84%   0.33%          -1.28%
Net assets, end of
 period (000
 omitted)                  $50,472 $20,874$11,188 $10,282        $7,181
Ratio of expenses
 to average net
 assets                 2.46%   2.50%  2.29%   2.24%          2.06%
Ratio of net investment
 income to average
 net assets             -0.52%  0.63%  3.87%   3.56%          3.88%
Portfolio turnover
 rate                   94.76%  88.55% 13.33%  34.90%         8.35%
Average commission
 rate paid              $0.0124
   *International Growth Fund (formerly Global Income Fund) changed its name and investment objective effective April 20, 1995.
  **The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
INTERNATIONAL GROWTH FUND*
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                           fiscal           For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $9.95          $9.70
                           ------         ------
Income from investment
 operations:
 Net investment
   income (loss)        0.02           0.02
 Net realized and
   unrealized gain
   on investments       2.56           0.23
                           ------         ------
Total from investment
 operations             2.58           0.25
                           ------         ------
Less dividends from net
 investment income      (0.01)         (0.00)
                           ------         ------
Net asset value,
 end of period          $12.52         $9.95
                           ======         ======
Total return            25.93%         2.58%
Net assets, end of
 period (000
 omitted)                  $227           $7
Ratio of expenses
 to average net
 assets                 1.59%          1.84%**
Ratio of net investment
 income to average
 net assets             0.05%          1.07%**
Portfolio turnover
 rate                   94.76%         88.55%**
Average commission
 rate paid              $0.0124

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                          For the
                                          period
                                          from
                           For the        April 20,
                           fiscal         1995
                           year           through
                           ended          March
                           3/31/97        31, 1996*
                           ---------              ---------
Net asset value,
 beginning of period    $10.15         $10.00
                           ------         ------
Income from investment
 operations:
 Net investment
   income               0.23           0.16
 Net realized and
   unrealized gain (loss)
   on investments       (0.30)         0.14
                           ------         ------
Total from investment
 operations             (0.07)         0.30
                           ------         ------
Less distributions:
 Dividends from
   net investment
   income               (0.21)         (0.15)
 Distributions from
   capital gains        (0.14)         (0.00)
                           ------         ------
                        (0.35)         (0.15)
                           ------         ------
Net asset value,
 end of period          $9.73          $10.15
                           ======         ======
Total return            -0.86%         3.00%
Net assets, end of
 period (000
 omitted)                  $13,398        $13,221
Ratio of expenses
 to average net
 assets                 2.52%          2.54%
Ratio of net investment
 income to average net
 assets                 2.21%          2.14%
Portfolio
 turnover rate          109.92%        75.02%
Average commission
 rate paid              $0.0375

 *The Fund's inception date is January 31, 1995; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per share information is for a capital share outstanding for the period from April 20, 1995 (initial public offering) through March 31, 1996. Ratios have been annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
ASSET STRATEGY FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                           fiscal           For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $10.16         $10.23
                           ------         ------
Income from investment
 operations:
 Net investment
   income               0.27           0.07
 Net realized and
   unrealized loss
   on investments       (0.26)         (0.08)
                           ------         ------
Total from investment
 operations             0.01           (0.01)
                           ------         ------
Less distributions:
 Dividends from net
   investment income    (0.30)         (0.06)
 Distributions from
   capital gains        (0.14)         (0.00)
                           ------         ------
                        (0.44)         (0.06)
                           ------         ------
Net asset value,
 end of period          $9.73          $10.16
                           ======         ======
Total return            0.05%          -0.25%
Net assets, end of
 period (000
 omitted)                  $116           $1
Ratio of expenses
 to average net
 assets                 1.61%          1.95%**
Ratio of net investment
 income to average
 net assets             2.97%          2.34%**
Portfolio turnover
 rate                   109.92%        75.02%**
Average commission
 rate paid              $0.0375

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                                 For the
                                          For the fiscal              period
                                    year ended March 31,              ended
                           ------  ----------------------             March 31,
                           1997    1996   1995    1994           1993*
                           ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period                 $10.00  $ 9.70 $9.84   $10.06         $10.00
                           ------  ------ -----   ------         ------
Income from investment
 operations:
 Net investment
   income               0.44    0.41   0.39    0.35           0.18
 Net realized and
   unrealized gain
   (loss) on
   investments          (0.09)  0.30   (0.13)  (0.20)         0.06
                           ------  ------ -----   ------         ------
Total from investment
 operations             0.35    0.71   0.26    0.15           0.24
                           ------  ------ -----   ------         ------
Less distributions:
 Dividends declared
   from net investment
   income               (0.44)  (0.41) (0.39)  (0.35)         (0.18)
 Distribution from
   capital gains        (0.01)  (0.00) (0.01)  (0.02)         (0.00)
                           ------  ------ -----   ------         ------
Total distributions     (0.45)  (0.41) (0.40)  (0.37)         (0.18)
                           ------  ------ -----   ------         ------
Net asset value,
 end of period          $9.90   $10.00 $9.70   $ 9.84         $10.06
                           ======  ====== =====   ======         ======
Total return            3.52%   7.41%  2.73%   1.41%          2.40%
Net assets, end of
 period (000
 omitted)                  $17,770 $23,682$12,419 $11,671        $6,259
Ratio of expenses
 to average net
 assets                 2.07%   2.10%  2.17%   2.14%          2.15%
Ratio of net investment
 income to average
 net assets             4.40%   4.14%  4.05%   3.41%          3.48%
Portfolio turnover
 rate                   23.05%  22.08% 29.20%  25.90%         39.64%
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
LIMITED-TERM BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                           fiscal           For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $10.00         $10.16
                           ------         ------
Income from investment
 operations:
 Net investment
   income               0.52           0.11
 Net realized and
   unrealized loss
   on investments       (0.09)         (0.16)
                           ------         ------
Total from investment
 operations             0.43           (0.05)
                           ------         ------
Less distributions:
 Dividends from net
   investment income    (0.52)         (0.11)
 Distribution from
   capital gains        (0.01)         (0.00)
                           ------         ------
                        (0.53)         (0.11)
                           ------         ------
Net asset value,
 end of period          $9.90          $10.00
                           ======         ======
Total return            4.33%          -0.49%
Net assets, end of
 period (000
 omitted)                  $105           $1
Ratio of expenses
 to average net
 assets                 1.04%          1.18%**
Ratio of net investment
 income to average
 net assets             5.62%          4.70%**
Portfolio turnover
 rate                   23.05%         22.08%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                                 For the
                                          For the fiscal              period
                                    year ended March 31,              ended
                           ------  ----------------------             March 31,
                           1997    1996   1995    1994           1993*
                           ------  ------ ------  ------         ------
Net asset value,
 beginning of
 period                 $10.63  $10.30 $10.12  $10.53         $10.00
                           ------  ------ ------  ------         ------
Income from investment
 operations:
 Net investment
   income               0.45    0.43   0.44    0.39           0.21
 Net realized and
   unrealized gain
   (loss) on
   investments          0.11    0.33   0.18    (0.28)         0.53
                           ------  ------ ------  ------         ------
Total from investment
 operations             0.56    0.76   0.62    0.11           0.74
                           ------  ------ ------  ------         ------
Less distributions:
 Dividends declared
   from net investment
   income               (0.45)  (0.43) (0.44)  (0.39)         (0.21)
 Distribution from
   capital gains        (0.00)  (0.00) (0.00)  (0.13)         (0.00)
                           ------  ------ ------  ------         ------
Total distributions     (0.45)  (0.43) (0.44)  (0.52)         (0.21)
                           ------  ------ ------  ------         ------
Net asset value,
 end of period          $10.74  $10.63 $10.30  $10.12         $10.53
                           ======  ====== ======  ======         ======
Total return            5.32%   7.48%  6.37%   0.76%          7.37%
Net assets, end of
 period (000
 omitted)                  $36,618 $33,869$27,434 $24,960        $8,557
Ratio of expenses
 to average net
 assets                 1.92%   1.93%  1.94%   1.98%          1.94%
Ratio of net investment
 income to average
 net assets             4.18%   4.05%  4.41%   3.62%          3.99%
Portfolio turnover
 rate                   34.72%  42.02% 56.92%  18.93%         140.02%
  *The Corporation's inception date is January 29, 1992; however, since the Fund did not have any investment activity or incur expenses prior to the date of initial public offering, the per share information is for a capital share outstanding for the period from September 21, 1992 (initial public offering) through March 31, 1993. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
MUNICIPAL BOND FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                           For the
                           fiscal           For the
                           year           period from
                           ended          December 29, 1995*
                           3/31/97        to March 31, 1996
                           --------               --------------------
Net asset value,
 beginning of
 period                 $10.63         $10.94
                           ------         ------
Income from investment
 operations:
 Net investment
   income               0.52           0.12
 Net realized and
   unrealized gain
   (loss) on
   investments          0.11           (0.31)
                           ------         ------
Total from investment
 operations             0.63           (0.19)
                           ------         ------
Less dividends from net
 investment income      (0.52)         (0.12)
                           ------         ------
Net asset value,
 end of period          $10.74         $10.63
                           ======         ======
Total return            5.96%          -1.80%
Net assets, end of
 period (000
 omitted)                  $1             $1
Ratio of expenses
 to average net
 assets                 1.28%          1.18%**
Ratio of net investment
 income to average
 net assets             4.83%          4.33%**
Portfolio turnover
 rate                   34.72%         42.02%**

 *Commencement of operations.
**Annualized.
                       See notes to financial statements.

WADDELL & REED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

Note 1 - Significant Accounting Policies

     Waddell & Reed Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues six series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing
     prices quoted by major dealers in such stocks.   Restricted securities and
     securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. The following items identified in the period ended March 31, 1997 have been reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions or to additional paid-in capital:
                    Increase            Decrease  Decrease
                    Undistributed       Undistributed  Additional
                    Net Investment      Net Realized   Paid-In
                    Income              Gain           Capital
     Total Return
      Fund               $440,135                      $(440,135)
     Growth Fund          635,983            $(635,983)
     International
      Growth Fund         228,669             (228,669)

F.   Futures -- See Note 7 -- Futures.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Corporation was incorporated in Maryland on January 29, 1992 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until September 21, 1992 (the date of the initial public offering). The original Corporation consisted of five mutual funds - Total Return Fund, Growth Fund, Limited-Term Bond Fund, Municipal Bond Fund and International Growth Fund.

     On April 24, 1992, Waddell & Reed, Inc. ("W&R"), the Corporation's principal distributor and underwriter, purchased for investment 2,000 shares of each series of the original Corporation at their net asset value of $10.00 per share.

     The Corporation's organizational expenses in the amount of $162,960 were advanced to the Corporation by W&R and are an obligation to be paid by the original mutual funds. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering.

     Asset Strategy Fund was established in Maryland on January 31, 1995 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and registration of shares under the Securities Act of 1933) until April 20, 1995 (the date of the initial public offering).

     Asset Strategy Fund had prepaid registration fees in the amount of $20,900 which were advanced to the Corporation by W&R. These expenses were amortized evenly over Asset Strategy Fund's first 12 months.

     Asset Strategy Fund's organizational expenses in the amount of $759 were advanced to the Corporation by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering.

NOTE 3 -- Investment Management And Payments To Affiliated Persons

     Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Corporation's investment manager. WRIMCO provides advice and supervises investments for which services it is paid a fee computed on each Fund's net assets as of the close of business each day at the following annual rates: Total Return Fund - 0.71% of net assets, Growth Fund - 0.81% of net assets, International Growth Fund - 0.81% of net assets, Asset Strategy Fund - 0.81% of net assets, Limited-Term Bond Fund - 0.56% of net assets, and Municipal Bond Fund - 0.56% of net assets. The fee is accrued and paid daily.

     The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                         Annual Fee
          (all dollars in millions)                         Rate for Each Fund
          ------------------------                          -------------------
          From $    0  to $   10                        $      0
          From $   10  to $   25                        $ 10,000
          From $   25  to $   50                        $ 20,000
          From $   50  to $  100                        $ 30,000
          From $  100  to $  200                        $ 40,000
          From $  200  to $  350                        $ 50,000
          From $  350  to $  550                        $ 60,000
          From $  550  to $  750                        $ 70,000
          From $  750  to $1,000                        $ 85,000
               $1,000 and Over                          $100,000


     For Class B shares, each Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. For Class Y shares, each Fund pays WARSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. Each Fund also reimburses W&R, WRIMCO and WARSCO for certain out-of-pocket costs.

     The Corporation has adopted a 12b-1 plan for both Class B and Class Y shares. Under the Distribution and Service Plan for the Class B shares, W&R, principal underwriter and sole distributor of the Corporation's shares, is compensated in an amount calculated and payable daily up to 1% annually of each of the Fund's average daily net assets. This fee consists of two elements: (i) up to 0.75% of the particular Fund's Class B net asset value for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% of the particular Fund's Class B net asset value may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended March 31, 1997, the Distributor received $5,967,537 in 12b-1 payments. During this same period W&R paid sales commissions of $3,902,661.

     Under a Distribution and Service Plan for Class Y shares adopted by the Corporation pursuant to Rule 12b-1, with respect to each Fund, the Corporation pays W&R daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the particular Fund's Class Y net asset value. During the period ended March 31, 1997, the Distributor received $751 in 12b-1 payments on Class Y shares.

     For Class B shares, a contingent deferred sales charge may be assessed against a shareholder's redemption amount and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 1997, the Distributor received $902,776 in deferred sales charges.

     The Corporation paid Directors' fees of $21,878, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Investment securities transactions for the period ended March 31, 1997 are summarized as follows:

                                   Total               International
                                   Return    Growth    Growth
                                   Fund      Fund      Fund
                                 ----------- -----------  -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                        $130,985,182 $106,569,609 $54,231,968
Purchases of U.S. Government
 securities                        ---       ---       ---
Purchases of short-term
 securities                        245,610,692         866,162,182
 40,335,190
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities             64,167,412          58,921,577
 25,784,978
Proceeds from maturities
 and sales of U.S.
 Government securities             ---       ---       1,000,000
Proceeds from maturities
 and sales of short-term
 securities                        229,985,477         897,536,026
 41,848,075

                                   Asset     Limited-  Municipal
                                   Strategy  Term Bond Bond
                                   Fund      Fund      Fund
                                   -----------  ----------          -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                        $14,413,220         $ 1,780,514
 $16,291,824
Purchases of U.S. Government
 securities                        3,040,785 2,528,559 ---
Purchases of short-term
 securities                        34,621,037          9,641,000 13,382,501
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities             7,307,672 5,702,356 12,044,583
Proceeds from maturities
 and sales of U.S.
 Government securities             4,313,574 3,339,282 ---
Proceeds from maturities
 and sales of short-term
 securities                        39,820,014          10,143,065
 14,216,050

     For Federal income tax purposes, cost of investments owned at March 31, 1997 and the related unrealized appreciation (depreciation) were as follows:

                                                                    Aggregate

                                                                   Appreciation
                               Cost    Appreciation Depreciation (Depreciation)
                             -----------  ------------ ------------ -----------
Total Return Fund               $250,977,093 $70,238,657 $1,953,609 $68,285,048
Growth Fund                     193,593,713  29,636,437  27,193,900   2,442,537
International Growth
 Fund                           48,775,835   6,470,734   1,475,013    4,995,721
Asset Strategy Fund             13,778,178   213,972     715,475       (501,503)
Limited-Term Bond Fund          18,084,258   33,572      350,441       (316,869)
Municipal Bond Fund             35,896,819   679,117     256,361      422,756

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, Total Return Fund and Growth Fund realized capital gain net income of $3,484,953 and $13,839,882, respectively, during the year ended March 31, 1997. For Federal income tax purposes, International Growth Fund realized capital gain net income of $2,863,917 during the year ended March 31, 1997, which includes utilization of capital loss carryforwards of $389,830. For Federal income tax purposes, Municipal Bond Fund realized capital gains of $302,510 during the year ended March 31, 1997, which were entirely offset by utilization of capital loss carryforwards. Remaining prior year capital loss carryforwards of Municipal Bond Fund totaled $160,264 at March 31, 1997. Of this amount, $31,213 is available to offset future realized capital gain net income through March 31, 2003, and the remaining $129,051 is available to offset future realized capital gain net income through March 31, 2004. For Federal income tax purposes, Asset Strategy Fund and Limited-Term Bond Fund realized capital losses of $224,368 and 88,346, respectively, during the year ended March 31, 1997, and these losses are available to offset future realized capital gain net income of each fund through March 31, 2005. A portion of the capital gain net income of Total Return Fund and Growth Fund was paid to shareholders during the year ended March 31, 1997. Remaining capital gains of these Funds, as well as the capital gain net income of International Growth Fund, will be distributed to shareholders.

NOTE 6 -- Commencement of Multiclass Operations

     On December 2, 1995, each Fund within the Corporation was authorized to offer investors a choice of two classes of shares, Class B and Class Y, each of which has equal rights as to assets and voting privileges with respect to each Fund. Class Y shares are not subject to a contingent deferred sales charge on redemptions and have separate fee structures for transfer agency and dividend disbursement services and Rule 12b-1 Service Plan fees. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock for the period ended March 31, 1997 are summarized below.

                                   Total                       International
                                   Return        Growth        Growth
                                   Fund          Fund          Fund
                                   -----------   ------------  ------------
Shares issued from sale
  of shares:
 Class B                           6,808,591     3,632,678     2,238,293
 Class Y                           24,004        14,358        17,526
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           95,480        341,944       2,464
 Class Y                           30            1             2
Shares redeemed:
 Class B                            (2,181,104)   (2,712,593)   (270,903)
 Class Y                            (1,854)      ---            (118)
                                   ---------     ---------     ---------
Increase in outstanding
 capital shares:
 Class B                           4,722,967     1,262,029     1,969,854
 Class Y                           22,180        14,359        17,410
                                   ---------     ---------     ---------
   Total for Fund                  4,745,147     1,276,388     1,987,264
                                   =========     =========      =========
Value issued from sale
 of shares:
 Class B                           $119,248,838  $77,383,014   $25,345,167
 Class Y                           448,206       293,327       208,529
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           1,705,291     6,948,199     27,578
 Class Y                           541           30            21
Value redeemed:
 Class B                            (39,096,763)  (55,095,161)  (3,038,791)
 Class Y                            (33,626)     ---            (1,423)
                                   -----------   -----------   -----------
Increase in outstanding
 capital:
 Class B                           81,857,366    29,236,052    22,333,954
 Class Y                           415,121       293,357       207,127
                                   -----------   -----------   -----------
    Total for Fund                 $82,272,487   $29,529,409   $22,541,081
                                   ===========   ===========   ===========

                                   Asset         Limited-      Municipal
                                   Strategy      Term Bond     Bond
                                   Fund          Fund          Fund
                                   -----------   ------------  ------------
Shares issued from sale
  of shares:
 Class B                             648,628     532,545       690,053
 Class Y                           11,760        10,427        ---
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           47,461        84,279        123,331
 Class Y                           77            91            5
Shares redeemed:
 Class B                            (621,105)     (1,190,546)   (587,793)
 Class Y                           ---           ---           ---
                                   ---------     ---------     -------
Increase (decrease) in
 outstanding capital shares:
 Class B                           74,984         (573,722)    225,591
 Class Y                           11,837        10,518        5
                                   ---------     ---------     -------
   Total for Fund                  86,821         (563,204)    225,596
                                   =========     =========      =======
Value issued from sale
 of shares:
 Class B                           $6,618,305    $5,314,824    $7,405,072
 Class Y                           120,365       104,186       ---
Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           483,186       840,800       1,327,022
 Class Y                           773           956           48
Value redeemed:
 Class B                            (6,363,794)   (11,853,606)  (6,314,829)
 Class Y                           ---           ---           ---
                                   -----------   -----------   ----------
Increase (decrease) in
 outstanding capital:
 Class B                           737,697        (5,697,982)  2,417,265
 Class Y                           121,138       105,142       48
                                   -----------   -----------   ----------
    Total for Fund                 $   858,835    ($5,592,840) $2,417,313
                                   ===========   ===========   ==========

     Transactions in capital stock for the period ended March 31, 1996 are summarized below.

                                   Total                       International
                                   Return        Growth        Growth
                                   Fund          Fund          Fund
                                   -----------   ------------  ------------
Shares issued from sale
  of shares:
 Class B                            5,512,195     4,325,372     1,097,607
 Class Y                           5,288         49            723
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           32,501        151,221       22,332
 Class Y                           ---           ---           ---
Shares redeemed:
 Class B                            (1,027,718)   (787,512)     (214,469)
 Class Y                           ---           ---           ---
                                   ---------     ---------     -------
Increase in outstanding
 capital shares:
 Class B                           4,516,978     3,689,081     905,470
 Class Y                           5,288         49            723
                                   ---------     ---------     -------
   Total for Fund                  4,522,266     3,689,130     906,193
                                   =========     =========      =======
Value issued from sale
 of shares:
 Class B                           $83,845,520   $84,517,378   $10,888,190
 Class Y                           81,853        1,000         7,109

Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           498,248       3,019,878     212,070
 Class Y                           ---           ---           ---
Value redeemed:
 Class B                            (15,323,176)  (15,233,752)  (2,108,200)
 Class Y                           ---           ---           ---
                                   -----------   -----------   ----------
Increase  in outstanding
 capital:
 Class B                           69,020,592    72,303,504    8,992,060
 Class Y                           81,853        1,000         7,109
                                   -----------   -----------   ----------
    Total for Fund                 $69,102,445   $72,304,504   $8,999,169
                                   ===========   ===========   ==========

                                   Asset         Limited-      Municipal
                                   Strategy      Term Bond     Bond
                                   Fund          Fund          Fund
                                   -----------   ------------  ------------
Shares issued from sale
   of shares:
 Class B                           1,509,865     1,575,447     959,634
 Class Y                           97            100           92
Shares issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           13,133        62,029        104,734
 Class Y                           1             2             2
Shares redeemed:
 Class B                            (220,727)     (549,241)     (542,901)
 Class Y                           ---           ---           ---
                                   ---------     ---------     -------
Increase in outstanding
 capital shares:
 Class B                           1,302,271     1,088,235     521,467
 Class Y                           98            102           94
                                   ---------     ---------     -------
   Total for Fund                  1,302,369     1,088,337     521,561
                                   =========     =========      =======
Value issued from sale
 of shares:
 Class B                           $15,469,968   $15,955,031   $10,219,694
 Class Y                           1,000         1,000         1,000

Value issued from
 reinvestment of
 dividends and/or capital
 gains distribution:
 Class B                           134,044       622,642       1,108,944
 Class Y                           5             11            11
Value redeemed:
 Class B                            (2,253,670)   (5,504,008)   (5,739,832)
 Class Y                           ---           ---           ---
                                   -----------   -----------   ----------
Increase in outstanding
 capital:
 Class B                           13,350,342    11,073,665    5,588,806
 Class Y                           1,005         1,011         1,011
                                   -----------   -----------   ----------
    Total for Fund                 $13,351,347   $11,074,676   $5,589,817
                                   ===========   ===========   ==========

NOTE 7 -- Futures

     Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 -- Commitments

     At March 31, 1997, International Growth Fund had entered into foreign exchange contracts in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell foreign currency with an approximate market value of $4,382,925 and $842,898, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Funds, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Fund, Growth Fund, International Growth Fund, Asset Strategy Fund, Limited-Term Bond Fund and Municipal Bond Fund (collectively the "Funds") comprising Waddell & Reed Funds, Inc., as of March 31, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial statements and the financial highlights of the Funds for each of the periods presented in the four-year period ended March 31, 1996 were audited by other auditors whose report, dated May 10, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective funds comprising Waddell & Reed Funds, Inc. as of March 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares in Total Return Fund, Growth Fund or Asset Strategy Fund, respectively, owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
                   ----------------------------------------------------------
                        For Individuals            For Corporations
                  ------------------------- ------------------------------
                                 Long-Term          Non-        Long-Term
 Record           Ordinary  Non-    Capital Qual-   Qual-  Non-   Capital
 Date      Total   Income    Taxable Gain   ifying ifying  Taxable  Gain
--------  ------   -------  ---------------- ------ ------- -------- ------
                               Total Return Fund
                              Class B and Class Y
12-13-96  $0.107  $ ---    $ ---   $0.1070 $ ---   $ ---  $ ---   $0.1070
          ------  ------   ------  ------  ------  ------ -----    ------
          $0.107  $ ---    $ ---   $0.1070 $ ---   $ ---  $ ---   $0.1070
          ======  ======   ======  ======  ======  ====== =====    ======
                                  Growth Fund
                              Class B and Class Y
12-13-96  $0.600  $0.4378  $ ---   $0.1622 $ ---   $0.4378$ ---   $0.1622
          ------  ------   ------  ------  ------  ------ -----    ------
          $0.600  $0.4378  $ ---   $0.1622 $ ---   $0.4378$ ---   $0.1622
          ======  ======   ======  ======  ======  ====== =====    ======
                           International Growth Fund
                               Class B and Class Y
12-13-96  $0.009  $0.0090  $ ---   $ ---   $ ---   $0.0090$ ---   $ ---
          ------  ------   ------  ------  ------  ------ -----    ------
          $0.009  $0.0090  $ ---   $ ---   $ ---   $0.0090$ ---   $ ---
          ======  ======   ======  ======  ======  ====== =====    ======
                              Asset Strategy Fund
                                    Class B
 6-14-96  $0.040  $0.0400  $ ---   $ ---   $0.0058 $0.0342$ ---    $ ---
 9-13-96   .050     .0500    ---     ---     .0070   .0430  ---      ---
12-13-96   .215     .2150    ---     ---     .0109   .2041  ---      ---
 3-14-97   .040     .0400    ---     ---     .0011   .0389  ---      ---
          ------  ------   ------  ------  ------  ------ -----    ------
          $0.345  $0.3450  $ ---   $ ---   $0.0248 $0.3202$ ---      $---
          ======  ======   ======  ======  ======  ====== =====    ======
                              Asset Strategy Fund
                                    Class B
 6-14-96  $0.063  $0.0630  $ ---   $ ---   $0.0091 $0.0539$ ---    $ ---
 9-13-96   .076     .0760    ---     ---     .0106   .0654  ---      ---
12-13-96   .237     .2370    ---     ---     .0140   .2230  ---      ---
 3-14-97   .062     .0620    ---     ---     .0017   .0603  ---      ---
          ------  ------   ------  ------  ------  ------ -----    ------
          $0.438  $0.4380  $ ---   $ ---   $0.0354 $0.4026$ ---    $ ---
          ======  ======   ======  ======  ======  ====== =====    ======


Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends and long-term capital gains paid during the fiscal year ended March 31, 1996:


PER-SHARE AMOUNTS REPORTABLE AS:
                   ----------------------------------------------------------
                        For Individuals            For Corporations
                  ------------------------- ------------------------------
                                  Long-Term           Non-         Long-Term
 Record           Ordinary  Non-    Capital    Qual-  Qual- Non-   Capital
 Date               Income Taxable   Gain     ifying ifying Taxable  Gain
------------      -------- ------- --------- ------- ------ -------- ----
                             Limited-Term Bond Fund
                              Class B and Class Y
April through
  March 1997       100.00%    ---%    ---%       ---% 100.00%  ---%  ---%
Long-Term
 Record                         Exempt   Non-      Non-          Capital
 Date               Total       Interest  Exempt    Taxable    Gain
--------             ---------  --------  -------   -------      --------
                              Municipal Bond Fund
                              Class B and Class Y
April through
  December
  1995                100.00%    96.3391%   3.6609%    ---%           ---%
January through
  March
  1996                100.00%    98.6746%   1.3254%    ---%           ---%

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.
The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from Municipal Bond Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax advisor concerning the tax treatment of dividends and distributions from all Funds.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS
Keith A. Tucker, President
Michael L. Avery, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Thomas A. Mengel, Vice President
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
W. Patrick Sterner, Vice President
Russell E. Thompson, Vice President
Daniel J. Vrabac, Vice President



This report is submitted for the general information of the shareholders of Waddell & Reed Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied with or preceded by the Waddell & Reed Funds, Inc. current prospectus.



To all IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

WADDELL & REED FUNDS, INC.

Total Return Fund
Growth Fund
International Growth Fund
Asset Strategy Fund
Limited-Term Bond Fund
Municipal Bond Fund






























------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

WRR3000A(3-97)
printed on recycled paper